MIGENIX INC.

- and -

COMPUTERSHARE TRUST COMPANY, INC.

TRUST INDENTURE

Providing for the Issue of Royalty Conversion Units

Dated as of the 3rd day of May, 2006

TABLE OF CONTENTS

Page

Article I INTERPRETATION

2

Section 1.01

Definitions

2

Section 1.02

Number and Gender

7

Section 1.03

Meaning of “Outstanding”

7

Section 1.04

Headings, Etc.

8

Section 1.05

Applicable Law

8

Section 1.06

Language

9

Section 1.07

Invalidity, Etc. of Provisions

9

Section 1.08

Day Not a Business Day

9

Section 1.09

Statute References

9

Section 1.10

Benefits of Indenture

9

Section 1.11

Currency

9

Section 1.12

Time of the Essence

9

Article II UNITS

10

Section 2.01

Limit of Issue

10

Section 2.02

Form and Terms of Units

10

Section 2.03

Issue of Units

11

Section 2.04

Legends on Units and Common Shares

12

Section 2.05

Units to Rank Pari Passu with Each Other

14

Section 2.06

Units to Rank Pari Passu With Permitted Encumbrances

14

Section 2.07

Signing of Units

14

Section 2.08

Certification by the Trustee

14

Section 2.09

Remittance of Purchased Royalties to Segregated Account.

14

Section 2.10

Payment of Purchased Royalties from Segregated Account.

15

Article III REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP

15

Section 3.01

Register of Units

15

Section 3.02

Transferee Entitled to Registration

16

Section 3.03

No Notice of Trusts

16

Section 3.04

Registers Open for Inspection

17

Section 3.05

Closing of Registers

17

Section 3.06

Ownership of Units

17

Section 3.07

Payment Free from Equities

17

Section 3.08

Evidence of Ownership

18

Section 3.09

Mutilation, Loss, Theft or Destruction of Units

18

Section 3.10

Exchanges of Units

19

Article IV CONVERSION OF UNITS

19

Section 4.01

Conversion Option and Conversion Price

19

Section 4.02

Conversion Procedure

19

Section 4.03

No Fractional Shares

21

Section 4.04

Effect of Conversion

21

Section 4.05

Adjustment of Conversion Option

21

Section 4.06

Adjustment Rules

25

Section 4.07

Postponement of Issuance

26

Section 4.08

Certificate as to Adjustment

27

Section 4.09

Cancellation of Units

27

Section 4.10

Reservation of Shares

27

Section 4.11

Governmental Requirements

27

Article V COVENANTS OF THE CORPORATION

28

Section 5.01

To Pay Purchased Royalties

28

Section 5.02

To Preserve Status

28

Section 5.03

Delivery of Secured Property and Perfection

28

Section 5.04

No Encumbrances

28

Section 5.05

To Carry on Business

28

Section 5.06

Books and Records; Access

28

Section 5.07

Observe and Perform Covenants

29

Section 5.08

No Material Change to the Business

29

Section 5.09

Securities Regulatory Requirements

29

Section 5.10

No Dividends

29

Section 5.11

Trustee’s Remuneration and Expenses

30

Section 5.12

Not to Extend Time for Payment of Purchased Royalties

30

Section 5.13

Notice of Claims

30

Section 5.14

Restrictive Covenants

30

Section 5.15

Trustee May Perform Covenants

31

Section 5.16

Trustee Appointed Attorney

31

Section 5.17

Annual Certificate of Compliance

32

Article VI DEFAULTS AND ENFORCEMENT

32

Section 6.01

Events of Default

32

Section 6.02

Notice of Events of Default

33

Section 6.03

Consequences of an Event of Default

34

Section 6.04

Waiver of Default

34

Section 6.05

Enforcement by the Trustee

35

Section 6.06

Suits by Unitholders

36

Section 6.07

Application of Moneys by Trustee

36

Section 6.08

Distribution of Proceeds

37

Section 6.09

Remedies Cumulative

37

Section 6.10

Judgment Against the Corporation

37

Section 6.11

No Waiver

38

Article VII RELEASES, SATISFACTION AND DISCHARGE

38

Section 7.01

Releases

38

Section 7.02

Expenses

38

Section 7.03

Cancellation

38

Section 7.04

Discharge

38

Article VIII SUCCESSOR CORPORATIONS

39

Section 8.01

Certain Requirements in Respect of Merger, etc.

39

Section 8.02

Vesting of Powers in Successor.

40

Article IX MEETINGS OF UNITHOLDERS

40

Section 9.01

Rights to Convene Meeting

40

Section 9.02

Notice of Meetings

41

Section 9.03

Chairman

41

Section 9.04

Quorum

41

Section 9.05

Power to Adjourn

41

Section 9.06

Show of Hands

41

Section 9.07

Poll

42

Section 9.08

Voting

42

Section 9.09

Regulations

42

Section 9.10

Corporation and Trustee may be Represented

43

Section 9.11

Powers Exercisable by Extraordinary Resolution

43

Section 9.12

Changes Requiring Unitholder Consent

44

Section 9.13

Powers Cumulative

44

Section 9.14

Minutes

44

Section 9.15

Instruments in Writing

45

Section 9.16

Binding Effect of Resolutions

45

Article X NOTICES

45

Section 10.01

Notice to Corporation

45

Section 10.02

Notice to Unitholders

46

Section 10.03

Notice to Trustee

46

Section 10.04

Postal Disruption

46

Article XI CONCERNING THE TRUSTEE

47

Section 11.01

Trust Indenture Legislation

47

Section 11.02

No Conflict of Interest

47

Section 11.03

Duties of the Trustee

47

Section 11.04

Reliance Upon Statements

47

Section 11.05

Replacement of Trustee

48

Section 11.06

Evidence and Authority to the Trustee

48

Section 11.07

Certificate of the Corporation as Evidence

50

Section 11.08

Experts, Advisers and Agents

50

Section 11.09

Trustee May Deal in Securities

50

Section 11.10

Investment of Funds

50

Section 11.11

Trustee Not Ordinarily Bound

51

Section 11.12

Trustee Not Required to Give Security

51

Section 11.13

Trustee Not to be Appointed Receiver

51

Section 11.14

Conditions Precedent to the Trustee’s Obligations to Act

51

Section 11.15

Acceptance of Trust

51

Section 11.16

Indemnity

52

Section 11.17

Protection of the Trustee

52

Section 11.18

Third Party Interests

53

Section 11.19

Trustee Not Bound to Act.

53

Section 11.20

Compliance with Privacy Laws.

53

Section 11.21

Removal of Trustee and Appointment of New Trustee.

54

Article XII SUPPLEMENTAL INDENTURES

54

Section 12.01

Supplemental Indentures

54

Article XIII EXECUTION AND FORMAL DATE

56

Section 13.01

Execution

56

Section 13.02

Formal Date

56

THIS TRUST INDENTURE made as of the 3rd day of May, 2006.

B E T W E E N:

MIGENIX INC., a corporation incorporated under the laws of the Province of British Columbia (hereinafter called the “Corporation”)

OF THE FIRST PART,

- and -

COMPUTERSHARE TRUST COMPANY, INC., a limited purpose trust company chartered by the State of Colorado, having an office in the City of Golden in the State of Colorado (hereinafter called the “Trustee”)

OF THE SECOND PART,

WITNESSES THAT:

WHEREAS the Corporation has deemed it desirable to sell, assign, transfer and convey its right to receive the Purchased Royalties (as hereinafter defined) pursuant to certain Purchase Agreements (as hereinafter defined), and wishes to create and issue the Units (as hereinafter defined) to be constituted pursuant to this Indenture to evidence such sale, assignment, transfer and conveyance;

AND WHEREAS the Units may be converted, subject to the terms and conditions of this Indenture, into Common Shares (as herein defined);

AND WHEREAS the Corporation, under the laws relating thereto, is duly authorized to create and issue the Units to be issued as herein provided;

AND WHEREAS all necessary resolutions of the Directors of the Corporation have been duly passed and all other acts and proceedings taken and conditions complied with to make the creation and issuance of the Units proposed to be issued hereunder and this Indenture and the execution thereof legal, valid and effective;

AND WHEREAS the foregoing recitals are made as representations and statements of fact by the Corporation and not by the Trustee;

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:

ARTICLE I

INTERPRETATION

Section 1.01

 Definitions

In this Indenture and in the Units unless there is something in the subject matter or context inconsistent therewith or unless otherwise expressly provided, the expressions following shall have the meanings assigned below, namely:

(1)

“Adjustment Percentage” shall have the meaning set forth in Section 2.02(4)(a) hereof;

(2)

“Affiliate” means any Person which, directly or indirectly, controls or is controlled by or under common control with the another Person and, for purposes of this definition, “control” means the beneficial ownership, directly or indirectly, of the voting securities of the subject corporation and the voting rights attached to those voting securities are entitled to elect a majority of directors of the subject corporation and “controlling” and “controlled” have corresponding meanings;

(3)

“Applicable Percentage” shall have the meaning set forth in Section 2.02(3)(c) hereof, as may be adjusted pursuant to Section 2.02(4) from time to time;

(4)

“BCBCA” means the Business Corporations Act (British Columbia);

(5)

“Business” means the research, development and commercialization of drugs;

(6)

“Business Day” means any day other than a Saturday or Sunday or any other day on which the offices of the Trustee or the Transfer Agent are not open for business in Vancouver, British Columbia or Golden, Colorado;

(7)

“Capital Reorganization” has the meaning attributed thereto in Section 4.05(1)(b);

(8)

“Cash Dividends Paid in the Ordinary Course” means dividends having a value which do not exceed, in the aggregate, the greater of (a) 25% of the retained earnings of the Corporation as at the end of the immediately preceding fiscal year and (b) 50% of the aggregate consolidated net income of the Corporation for the immediately preceding fiscal year;

(9)

“Certificate of the Corporation” and “Order of the Corporation” mean, respectively, a written certificate, order and request signed in the name of the Corporation by any two of its officers and may consist of one or more instruments so executed;

(10)

“Collateral” has the meaning set forth in Section 2.1 of the Security Agreement;

(11)

“Common Shares” means common shares in the capital of the Corporation as such shares exist at the close of business on the date of execution and delivery of this Indenture or, upon any subdivision or consolidation of the common shares, the shares resulting therefrom or, upon the occurrence of a capital reorganization, the shares and/or other securities and/or property substituted for the common shares or into which common shares are reclassified or changed;

(12)

“Conversion” means any conversion of a Unit into Common Shares as provided in Article IV, whether at the discretion of the Unitholder or the Corporation;

(13)

“Conversion Amount” means the aggregate sum of $300 per Unit minus the Conversion Reduction Amount;

(14)

“Conversion Date” has the meaning attributed thereto in Section 4.02(1);

(15)

“Conversion Option” means the option to convert a Unit into Common Shares as provided in Article IV;

(16)

“Conversion Price” means $0.50 per Common Share;

(17)

“Conversion Reduction Amount” means the product of: (i) $300.00; and (ii) the fraction derived by dividing the aggregate Royalty Deposits that have been paid or are payable per Unit by $1,000;

(18)

“Convertible Securities” means securities of the Corporation (other than Common Shares or any rights, options or warrants) convertible into or exchangeable for Common Shares or Participating Shares or both;

(19)

“Corporation” means the party of the first part and also every Successor Corporation which shall have complied with the provisions of Article VIII;

(20)

“Corporation’s Auditors” or “Auditors of the Corporation” means an independent firm of chartered accountants duly appointed as auditors of the Corporation;

(21)

“Counsel” means a barrister or solicitor or firm of barristers or solicitors retained by the Trustee or retained or employed by the Corporation and acceptable to the Trustee, acting reasonably;

(22)

“Current Market Price” of the Common Shares on any date means a price per share equal to the Weighted Average Price at which the Common Shares have traded:

(a)

on the TSX;

(b)

if the Common Shares are not listed on the TSX, on any stock exchange upon which the Common Shares are listed as may be selected for this purpose by the Directors, acting reasonably; or

(c)

if the Common Shares are not listed on any stock exchange, on any over-the-counter market;

during the 20 consecutive Trading Days ending the second Trading Day before such date;

(23)

“Date of Issue” means May 3, 2006;

(24)

“Director” means a director of the Corporation for the time being and “Directors” or “Board of Directors” means the Board of Directors of the Corporation and reference to action by the Directors means action by the Directors of the Corporation as a board, or whenever duly empowered, action by an executive committee of the Board of Directors;

(25)

“Events of Default” has the meaning attributed thereto in Section 6.01 and “Event of Default” means any one of them;

(26)

“Expiry Date” means the earlier of May 3, 2021 and the date the Remaining Royalty Entitlement equals zero;

(27)

“Extraordinary Resolution” means a resolution passed by the affirmative vote of the holders of not less than two-thirds of the number of Units represented and voted at a meeting of holders of Units which shall have been duly called and held in accordance with the provisions hereof, or contained in any instrument or instruments in writing signed in one or more counterparts by the holders of not less than two-thirds of the number of then outstanding Units;

(28)

“Forced Conversion Event” means the occurrence of both of the following events: (a) the Weighted Average Price of the Common Shares for twenty (20) consecutive Trading Days being equal to or greater than $2.00; and (b) the average daily trading volume of the Common Shares during that period being at least 30,000;

(29)

“Indenture Legislation” has the meaning attributed thereto in Section 11.01;

(30)

“License Agreements” means, collectively, the existing license agreements between the Corporation and each of Cadence Pharmaceuticals Inc. (formerly, Strata Pharmaceuticals Inc.) and Cutanea Life Sciences Inc., together with any future license agreements between the Corporation and either of them with respect to the Licensed Rights; and “License Agreement” means any of the foregoing;

(31)

“Licensed Rights” means the rights to exploit the intellectual property of the Corporation granted as of the date hereof under the License Agreements, with such restrictions as may be provided for in the License Agreements, including, without limitation, all restrictions as to field and territory;

(32)

“Monthly Payout Statement” means, for each calendar month, a statement prepared by the Trustee setting out the details of all amounts paid from the Segregated Account during such month: (a) to each holder of Units, which amounts shall reduce the Remaining Royalty Entitlement accordingly, and (b) to the Corporation;

(33)

“Monthly Royalty Statement” means, for each calendar month, a statement prepared by the Trustee setting out all Royalty Deposits received by the Trustee during such month and the total monies held by the Trustee in the Segregated Account as at the end of such Month;

(34)

“Monthly Unit Register” means, for each calendar month, a register setting out the information specified in Section 3.01 as at the Royalty Record Date;

(35)

“Offered Shares” has the meaning attributed thereto in Section 4.05(1)(c);

(36)

“Participating Share” means a share (other than a Common Share) that carries the right to participate in earnings to an unlimited degree;

(37)

“Permitted Encumbrances” has the meaning attributed thereto in the Security Agreement;

(38)

“Permitted Investments” means any of: Federated Purchasers Government Obligations Money Market Fund, Federated Purchasers Prime Obligations Money Market Fund, Federated Purchasers Treasury Obligations Money Market Fund and Federated Purchasers U.S. Treasury Cash Reserves Money Market Fund.

(39)

“Person” means an individual, a corporation, a partnership, a government or any department or agency thereof, a trustee or an unincorporated organization, and pronouns have a similarly extended meaning;

(40)

“Purchase Agreement” means the agreement between the Corporation and a holder pursuant to which the holder subscribed for Units and includes all schedules thereto, in each case as they may be amended or supplemented from time to time;

(41)

“Purchased Royalties” means the royalties (if any) paid or payable to the Corporation from the sale of CPI 226 (omiganan 1% aqueous gel) and omiganan pentahydochloride pursuant to the Subject Agreements, but does not include any:

(a)

milestone payments paid or payable to the Corporation under the Subject Agreements;

(b)

amounts deducted by third parties from royalties otherwise payable to the Corporation in accordance with the terms of the Subject Agreements; or

(c)

amounts paid or payable to the Corporation under the Subject Agreements or any other arrangement or agreement that are not royalties (within the meaning of the License Agreements) payable in connection with the sale of the aforementioned products pursuant to the Licensed Rights;

(42)

“Remaining Obligations” means the obligations of the Corporation to pay, or to direct the payment to the Trustee of, the Remaining Royalty Entitlement in accordance with the terms of this Indenture;

(43)

“Remaining Royalty Entitlement” means, for each outstanding Unit, the aggregate sum of $1,000 less all Royalty Deposits paid or payable on such Unit in accordance with the terms of this Indenture;

(44)

“Rights Offering” has the meaning attributed thereto in Section 4.05(1)(c);

(45)

“Royalty Record Date” means the last Business Day of each calendar month;

(46)

“Royalty Deposits” means Purchased Royalties actually received by the Trustee and includes any earnings thereon;

(47)

“Security Agreement” means the security agreement dated as of the date hereof between the Corporation and the Trustee, entered into by the Trustee on behalf of the Unitholders;

(48)

“Segregated Account” shall mean a segregated trust account established in the name of the Trustee on behalf of the Corporation and the Trustee (on behalf of the Unitholders) pursuant to the terms of this Indenture;

(49)

“Share Reorganization” has the meaning attributed thereto in Section 4.05(1)(a);

(50)

“Special Distribution” has the meaning attributed thereto in Section 4.05(1)(a);

(51)

“Subject Agreements” means:

(a)

the License Agreements listed on Schedule 1.01(51) hereto;

(b)

any amended License Agreement, but only to the extent that such amended License Agreement relates to the Licensed Rights;

(c)

any arrangement or agreement pursuant to which a successor-in-interest to a License Agreement acquires a legal and/or beneficial interest therein by reason of the merger, consolidation, sale of all or substantially all of the assets or any other acquisition of the other party to a License Agreement; and

(d)

any other future arrangement or agreement with respect to the Licensed Rights, but if and only if either of the License Agreements is terminated or substantially abrogated, in whole or in part, and, within one year thereafter, the Corporation enters into an arrangement or agreement with a third party pursuant to which Licensed Rights are licensed (or a similar right of use is granted) to such party;

(52)

“Successor Corporation” has the meaning attributed thereto in Section 8.01;

(53)

“this Indenture”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof”, and similar expressions refer to this instrument and not to any particular Article, Section, clause, subdivision or other portion hereof, and include any and every instrument supplemental or ancillary hereto or required to implement this instrument;

(54)

“Trading Day”, with respect to any stock exchange or over-the-counter market, means a day on which such stock market is open for business and which at least a board lot of Common Shares is traded;

(55)

“Transfer Agent” means Pacific Corporate Trust Company or such other transfer agent as the Corporation, on 10 days’ written notice to the Trustee, may from time to time appoint with respect to its Common Shares;

(56)

“Trustee” means (i) Computershare Trust Company, Inc.; (ii) any corporate successor to or of Computershare Trust Company, Inc.; or (iii) any substitute or successor trustee appointed pursuant to Section 11.05 hereof;

(57)

“TSX” means the Toronto Stock Exchange;

(58)

“Unitholders” or “holders” means the Persons for the time being entered in the register as holders of Units, unless the context otherwise requires;

(59)

“Unitholders’ Request” means an instrument signed in one or more counterparts by the holder or holders of not less than 25% of the number of Units outstanding, requesting the Trustee to take some action or proceeding specified therein;

(60)

“Units” means the royalty conversion units of the Corporation issued and certified hereunder and for the time being outstanding;

(61)

“U.S. Person” means a U.S. Person as that term is defined in Regulation S under the U.S. Securities Act;

(62)

“U.S. Securities Act” means the United States Securities Act of 1933, as amended; and

(63)

“Weighted Average Price” with respect to any specified shares on any date shall be determined by dividing the aggregate sale price of all Common Shares sold on a specified stock exchange or over-the-counter market, as the case may be, during the specified time period by the number of Common Shares sold, or if not traded on any such stock exchange or over-the-counter market, as determined by the Chief Executive Officer of the Corporation, acting reasonably.

Section 1.02

Number and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing individuals shall include firms and corporations and vice versa.

Section 1.03

Meaning of “Outstanding”

Every Unit certified and delivered by the Trustee hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Trustee for cancellation or until moneys for the payment thereof shall have been actually received by the Trustee under Article VII provided that:

(a)

where a new Unit has been issued in substitution for a Unit which has been mutilated, defaced, lost, stolen or destroyed, only the new Unit shall be counted for the purpose of determining the aggregate number of Units outstanding; and

(b)

for the purpose of any provisions of this Indenture entitling holders of outstanding Units (or the proxy of such holders) to vote, sign consents, requisitions or other instruments or take any other action under this Indenture, Units owned directly or indirectly, legally or equitably by the Corporation or any Affiliate shall be disregarded except that:

(i)

for the purpose of determining whether the Trustee shall be protected in relying on any such vote, consent, requisition or other instrument or action, only those Units with respect to which the Trustee has received a Certificate of the Corporation to the effect that the Units are so owned shall be so disregarded; and

(ii)

Units so owned which have been pledged in good faith other than to the Corporation or any of its Affiliates shall not be so disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right to vote such Units, sign consents, requisitions or other instruments or take such other actions in the pledgee’s discretion free from the control of the Corporation or such Affiliate.

Section 1.04

Headings, Etc.

The division of this Indenture into Articles and Sections, the provision of an index and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation hereof.

Section 1.05

Applicable Law

All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California, except that the laws of British Columbia shall be applicable with respect to corporate matters applicable to the Company.  Each party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of San Francisco, which shall be the exclusive venue for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Any final judgment rendered against a party in any action or proceeding shall be conclusive as to the subject of such final judgment and may be enforced in other jurisdictions in any manner provided by law.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

Section 1.06

Language

This document is drawn up in English at the express wish of the parties.  C’est la volonté expresse des parties que cette entente soit rédigée en anglais.

Section 1.07

Invalidity, Etc. of Provisions

Save and except for any provision or covenant herein which is fundamental to the subject matter of this Indenture (including without limitation those that relate to the payment of moneys), the invalidity or unenforceability of any provision or covenant hereof or herein contained will not affect the validity or enforceability of any other provision or covenant hereof or herein contained and any such invalid or unenforceable provision or covenant shall be deemed to be severable from this Indenture.

Section 1.08

Day Not a Business Day

If any day on which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken on or before the requisite time (if any) on the first Business Day thereafter.

Section 1.09

Statute References

Any reference in this Indenture to a statute or section thereof shall be deemed to be a reference to such statute or section as amended, re-enacted or replaced from time to time.

Section 1.10

Benefits of Indenture

Nothing in this Indenture or in the Units, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Unitholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 1.11

Currency

All references to currency herein are to lawful money of Canada, unless otherwise indicated.

Section 1.12

Time of the Essence

Time shall be of the essence in all respects in this Indenture and the Units.

ARTICLE II

UNITS

Section 2.01

Limit of Issue

The aggregate number of Units which may be issued hereunder is limited to 29,465 but Units may be issued only upon and subject to the conditions and limitations herein set forth.

Section 2.02

Form and Terms of Units

(1)

The Units authorized to be issued hereunder shall be designated “Royalty Conversion Units”.

(2)

The Units shall be dated May 3, 2006 and shall terminate on the Expiry Date.

(3)

Subject to Section 2.02(4)(c), the Units shall entitle the holders to receive, in the aggregate, Purchased Royalties on the following basis (each, an “Applicable Percentage”):

(a)

75% of the Purchased Royalties until an aggregate of $300 per Unit has been paid (with the Corporation being entitled to receive the other 25% of such Purchased Royalties);

(b)

50% of the Purchased Royalties after the first $300 per Unit has been paid pursuant to Section 2.02(3)(a) above and until $600 per Unit has been paid pursuant to Section 2.02(3)(a) above and this Section 2.02(3)(b) (with the Corporation being entitled to receive the other 50% of such Purchased Royalties); and

(c)

25% of the Purchased Royalties after $600 per Unit has been paid pursuant to Section 2.02(3)(a) and Section 2.02(3)(b) above, until a maximum cumulative amount of $1,000 per Unit has been paid pursuant to Section 2.02(3)(a) and (b) above and this Section 2.02(3)(c) (with the Corporation being entitled to receive the other 75% of such Purchased Royalties).

(4)

Notwithstanding the foregoing, if there has been a Conversion:

(a)

the Applicable Percentage payable to the holders of Units calculated in accordance with Section 2.02(3)(c) shall be adjusted by multiplying the Applicable Percentage by (1.00 minus the “Adjustment Percentage”), where the Adjustment Percentage is derived by dividing the aggregate number of Units converted under this Indenture by the number of Units originally issued under this Indenture; and

(b)

the applicable percentage payable to the Corporation calculated in accordance with Section 2.02(3) shall be adjusted such that it will be equal to 1.00 minus the Applicable Percentage payable to the holders of Units adjusted in accordance with Section Section 2.02(4)(a).

(5)

The Units shall be direct secured obligations of the Corporation.  As continuing security for the payment of the Remaining Obligations, the Corporation shall concurrently execute and deliver in favour of the Trustee, on behalf of the Unitholders, the Security Agreement granting the Trustee, on behalf of the Unitholders, a security interest in all the Collateral.

(6)

The Units shall:

(a)

be issued as fully registered Units, with each Unit entitling the holder thereof to receive up to an aggregate of $1,000 in Purchased Royalties on the basis set out in Section 2.02(3)(c) hereof, as may be adjusted pursuant to Section 2.02(4) from time to time;

(b)

be in the English language;

(c)

be in a form approved by the Trustee and the Corporation but substantially in the form set out in Schedule “A”; and

(d)

bear such legends and such distinguishing letters and numbers as the Trustee shall approve.

(7)

Payment of any moneys in respect of the Units or otherwise provided for hereunder shall be made in lawful money of Canada or of the United States of America.  In the case of payments made in United States dollars, such payments shall be deemed to be converted to Canadian dollars for all purposes hereof based on the Bank of Canada nominal noon exchange rate on the applicable date.

Section 2.03

Issue of Units

Units in the aggregate number specified in the Order of the Corporation referred to below, but in any event not more than 29,465 Units, shall forthwith be executed by the Corporation and certified by or on behalf of the Trustee and delivered by it upon receipt of the following:

(a)

an Order of the Corporation for the certification and delivery of such Units specifying the aggregate number of Units to be so certified and delivered; and

(b)

an opinion of Counsel in form and substance and subject to such qualifications, all as may be satisfactory to the Trustee, to the effect that:

(i)

all conditions precedent provided for in this Indenture relating to the authorization, execution, certification and delivery of the Units have been complied with; and

(ii)

the Units have been duly and validly authorized, executed and delivered by the Corporation.

(c)

a certified copy of the resolution of the Corporation authorizing and directing the certification and delivery of such Units;

(d)

proof satisfactory to the Trustee indicating the existence and continued good standing of the Corporation with regulatory and/or other authorities;

(e)

an Officer’s Certificate substantially in the form set out in Schedule “B” that, so far as is known to the person signing the same, the Corporation is not in default in the performance of any of its covenants herein contained and has complied with the requirements of this Indenture in connection with the issue of the Units;

(f)

such Officer’s Certificate, if any, as may be required by any provision of applicable Indenture Legislation in connection with the issue, certification and delivery of the Units; and

(g)

a certificate of incumbency of the Corporation.

The Trustee, prior to the certification and delivery of any Units under any of the provisions of this Article 2, shall not be bound to make any enquiry or investigation as to the correctness of the matters set out in any of the resolutions, opinions, certificates or other documents required by the provisions of or delivered in connection with this Indenture, but shall be entitled to accept, rely and act upon such resolutions, opinions, certificates and other documents.  The Trustee may nevertheless, in its discretion, require further proof in cases where it deems further proof desirable.

Section 2.04

Legends on Units and Common Shares

For purposes of complying with applicable securities laws in Canada, all the Units, as well as all certificates issued in exchange for or in substitution of such securities, and all certificates representing Common Shares issued upon the exercise of the Conversion Option and all certificates issued in exchange thereof or in substitution therefore, until such time as it is no longer required under applicable securities laws in Canada shall bear the following legend, which legend shall remain on said certificates until compliance with the terms thereof:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE WHICH IS FOUR MONTHS AND ONE DAY FROM THE ISSUE DATE OF THIS SECURITY].”

With respect to Units issued in the United States or to U.S. Persons the following shall apply: upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, Units, and all certificates issued in exchange for or in substitution of such securities, shall bear the legend set forth below.  Certificates representing Common Shares issued in the United

States or to or for the account or benefit of a U.S. Person or person in the United States upon the exercise of the Conversion Option and all certificates issued in exchange thereof or in substitution therefore, until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, shall also bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS OF STOCK EXCHANGES IN CANADA.”

If the securities are being sold under section (B) of the foregoing legend, and provided that the Corporation is a “foreign issuer” within the meaning of Regulation S at the time of sale, any such legend may be removed by providing a declaration to the Trustee in such form as the Corporation may reasonably prescribe from time to time (or such other evidence of the availability of an exemption as the Corporation or the Trustee may prescribe from time to time which may include a requirement for an opinion of counsel).

If the securities are being sold under section (C) of the foregoing legend, the legend may be removed by delivery to the Trustee and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

In addition to the legend set forth above, upon the original issuance thereof and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, Units, as well as all certificates issued in exchange for or in substitution of such securities, shall bear the following additional U.S. legend:

“NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE COMMON SHARES TO BE ISSUED UPON THEIR CONVERSION HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE CONVERTED IN THE UNITED STATES BY OR ON BEHALF OF A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) OR A PERSON IN THE UNITED STATES UNLESS

PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT.”

Section 2.05

Units to Rank Pari Passu with Each Other

All Units shall rank pari passu with each other without discrimination, preference or priority.

Section 2.06

Units to Rank Pari Passu With Permitted Encumbrances

The Units will rank pari passu with all Permitted Encumbrances as provided in the Security Agreement.  The Trustee will execute and deliver all such documents as are reasonably required by the Corporation to evidence such ranking.

Section 2.07

Signing of Units

The Units shall be signed by any two officers or directors of the Corporation.  The signatures of such officers or directors may be mechanically reproduced in facsimile and Units bearing such facsimile signatures shall be binding upon the Corporation as if they had been manually signed by such officers or directors.  Notwithstanding that any of the individuals whose manual or facsimile signature appears on any Unit as one of such officers or directors may no longer hold office at the date of certification and delivery thereof by the Trustee, such Unit shall be valid and binding upon the Corporation and entitled to the benefit of this Indenture.

Section 2.08

Certification by the Trustee

(1)

No Unit shall be issued or, if issued, shall be obligatory, or shall entitle the holder to the benefits of this Indenture, until it has been certified by or on behalf of the Trustee. Such certification by the Trustee upon any Unit shall be conclusive evidence as against the Corporation that the Unit so certified has been duly issued hereunder and is a valid obligation of the Corporation and that the holder is entitled to the benefit hereof.

(2)

The certification of the Trustee on any Units issued hereunder shall not be construed as a representation or warranty by the Trustee as to the validity of this Indenture or of the Units or their issuance and the Trustee shall in no respect be liable or answerable for the use made of such Units or any of them or the proceeds thereof.  The certification of the Trustee shall however be a representation and warranty by the Trustee that said Units have been duly certified by or on behalf of the Trustee pursuant to the provisions of this Indenture.

Section 2.09

Remittance of Purchased Royalties to Segregated Account.

(1)

The Trustee shall establish and maintain a Segregated Account in accordance with the terms of this Indenture and the Security Agreement.

(2)

With respect to any Subject Agreement entered into by the Corporation from and after the date hereof, the Corporation shall (i) at the time of the execution and delivery of such Subject Agreement, instruct any party thereto under such Subject Agreement to remit to the Segregated Account when due all applicable payments in respect of Purchased Royalties that are due and payable to the Corporation in respect of or derived from such Subject Agreement and (ii) deliver to the Trustee evidence of such instruction and of such applicable party’s agreement thereto.  Without in any way limiting the foregoing, from the date hereof and hereafter, any and all payments in respect of the Purchased Royalties actually received by the Corporation shall be deposited into the Segregated Account within five (5) Business Days of the Corporation’s receipt thereof.

(3)

The Trustee shall, within three (3) Business Days of the end of each calendar month, furnish to the Corporation a Monthly Royalty Statement.

Section 2.10

Payment of Purchased Royalties from Segregated Account.

(1)

The Trustee shall, within ten (10) Business Days of the end of each calendar month, from the Royalty Deposits for such month, pay to each holder of outstanding Units on the Royalty Record Date for such month the amount, if any, determined in accordance with Section 2.02(3), as adjusted (if applicable) pursuant to Section 2.02(4), with such amount (up to the Remaining Royalty Entitlement per Unit) to be paid pro-rata to the holders of outstanding Units based on the number of Units held by them on such Royalty Record Date. The Trustee shall concurrently pay the remainder of the Royalty Deposits for such month to the Corporation.

(2)

The Trustee shall, within three (3) Business Days of each distribution of the Royalty Deposits pursuant to Section 2.10(1) furnish to the Corporation a Payout Statement setting out the details of all payments made to each holder of Units and the Corporation from the Royalty Deposits shown on the applicable Monthly Royalty Statement.

ARTICLE III

REGISTRATION, TRANSFER, EXCHANGE AND OWNERSHIP

Section 3.01

Register of Units

(1)

The Trustee shall keep, at the principal office of the Trustee in the City of Golden, Colorado a register or registers, in any form capable of being converted into written form within a reasonable time, of:

(a)

holders, in which shall be entered the names and addresses of the holders of the Units and the particulars of the Units held by them;

(b)

transfers, in which shall be entered all transfers of Units;

(c)

payments, whether paid or payable with respect to the Royalty Deposits; and

(d)

the Remaining Royalty Entitlement and Conversion Amount per Unit.

(2)

A Unit may only be transferred pursuant to the terms and conditions set out in the Unit, including, without limitation, in compliance with the restrictions set forth in the legends contained thereon.  A Unit may only be transferred by a registered holder:

(a)

to one of its Affiliates provided such registered holder provides to the Trustee a declaration in the form of Schedule “D” hereto; or

(b)

with the prior written consent of the Corporation, such consent not to be unreasonably withheld or delayed,

so long as the requirements of the Securities Act (British Columbia) and any other applicable legislation have been complied with in connection with such transfer.

(3)

No transfer of a Unit registered on the register maintained by the Trustee in accordance with Section 3.01 shall be valid unless (a) it is made on the aforesaid registers of transfers by the registered holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee and upon compliance with such reasonable requirements as the Trustee may prescribe and with all other conditions prescribed by law, (b) the transfer shall have been noted on the Unit by the Trustee, except in the case where a new Unit is issued upon such transfer, and (c) it is noted on the aforesaid register of transfers.

Section 3.02

Transferee Entitled to Registration

(1)

The permitted transferee of a Unit registered on the register maintained by the Trustee in accordance with Section 3.01 shall, after the appropriate form of transfer is lodged with the Trustee and upon compliance with all other conditions required by this Indenture or by law, be entitled to be entered on the register as the owner of such Unit free from all equities or rights of set-off or counterclaim between the Corporation and his transferor or any previous holder of such Unit, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

(2)

In every case of a transfer of Units, the Trustee or other registrar of the Units may make a sufficient charge to reimburse it for any stamp tax or other governmental charge required to be paid and payment of said charges shall be made by the party requesting such transfer as a condition precedent thereto.  In addition, the Trustee may charge a reasonable charge for its services for each Unit transferred and a reasonable charge for every transfer, and payment of the said charges shall be made by the Unitholder requesting such transfer immediately upon request thereof.

Section 3.03

No Notice of Trusts

Neither the Corporation nor the Trustee shall be bound to take notice of or see to the performance or observance of any duty owed to a third person (whether under a trust, express, implied or constructive, in respect of any Unit or otherwise), by the registered holder or any Person whom the Corporation or the Trustee treats, as permitted or required by law, as the owner or the registered holder of such Unit and may transfer the same on the direction of the

Person registered as the holder thereof, whether named as trustee or otherwise, as though that Person were the beneficial owner thereof.

Section 3.04

Registers Open for Inspection

(1)

The registers provided for in Section 3.01 shall at all reasonable times be open for inspection by the Corporation, the Trustee or any Unitholder.

(2)

The Trustee, from time to time, shall:

(a)

at the request and expense of the Corporation, furnish the Corporation with a list of the names and addresses of the holders of Units entered on the register kept by the Trustee, showing the aggregate number of Units held by each such holder, the certificate number of the Units held by each such holder and the aggregate outstanding number of Units; and

(b)

at the request and expense of any Unitholder, furnish such a list to such Unitholder upon fulfilment by it of the conditions prescribed by law.

Section 3.05

Closing of Registers

Neither the Corporation nor the Trustee shall be required to make transfers or exchanges of any Units for a period of three (3) Business Days immediately preceding any Royalty Record Date or the Expiry Date.

Section 3.06

Ownership of Units

Unless otherwise required by law, the Person or Persons in whose name any Unit is registered on the register maintained by the Trustee pursuant to Section 3.01 shall for all the purposes of this Indenture be and be deemed to be the owner thereof and payment of or on account of the Purchased Royalties payable on such Unit shall be made only to or upon the order in writing of such registered holder.

Section 3.07

Payment Free from Equities

The registered holder for the time being of any Unit shall be entitled to the Purchased Royalties payable on such Unit free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction and all Persons may act accordingly and the receipt of any such registered holder for any such Purchased Royalties shall be a good discharge to the Corporation and the Trustee for the same and neither the Corporation nor the Trustee shall be bound to inquire into the title of any such registered holder save as aforesaid.

In addition to the foregoing, all Royalty Deposits payable to Unitholders under this Indenture shall be made free and clear of and without deduction or withholding for or on account of any non-U.S. tax, except to the extent that the Trustee or the Corporation, as the case may be, is required by law to make payment subject to any such non-U.S. tax.  If any non-U.S.

tax or amounts in respect of non-U.S. tax must be deducted from any amounts payable or paid under this Indenture, the Trustee or the Corporation, as the case may be, shall pay such additional amounts as may be necessary to ensure that the relevant Unitholder receives a net amount equal to the full amount which it would have received had payment not been made subject to such non-U.S. tax.  All non-U.S. taxes required by law to be deducted or withheld by the Trustee or the Corporation, as the case may be, from any amounts paid or payable under this Indenture shall be paid by the relevant Person when due and the relevant Person shall, within a month of the payment being made, deliver to the relevant Unitholder evidence satisfactory to that Unitholder acting reasonably (including all relevant tax receipts) that the payment has been duly remitted to the appropriate authority.

If, following the imposition of any non-U.S. tax on any payment by the Trustee or the Corporation, as the case may be, in consequence of which the Trustee or the Corporation, as the case may be, pays an additional amount under the foregoing paragraph, any relevant Unitholder shall as a result of such payment receive or be granted a credit against or remission for or deduction or relief from or in respect of any tax payable by it which in such Unitholder's sole opinion (acting in good faith) is both identifiable and quantifiable by it without requiring such Unitholder or its professional advisers to expend a material amount of time or incur a material cost in so identifying or quantifying, such Unitholder shall, to the extent that it can do so without prejudice to the retention of the relevant saving and subject to the obligation of the Corporation to repay promptly on demand by such Unitholder any relevant saving that is subsequently disallowed or cancelled, reimburse the Trustee or the Corporation, as the case may be, promptly after receipt of such saving by such Unitholder such amount as such Unitholder shall in its sole opinion but in good faith have concluded to be the amount or value of the relevant saving.

Section 3.08

Evidence of Ownership

The Corporation and the Trustee may treat the registered holder of any Unit as the owner thereof without actual production of such Unit.

Section 3.09

Mutilation, Loss, Theft or Destruction of Units

If any of the Units shall become mutilated, defaced or be lost, stolen or destroyed, and in the absence of notice that such Units have a bona fide purchaser, the Corporation shall, subject to the provisions of this Section 3.09, issue, and thereupon the Trustee shall certify and deliver, a new Unit of like date and tenor as the one mutilated, defaced, lost, stolen or destroyed upon surrender and cancellation of the mutilated or defaced Unit or in lieu of and in substitution for a lost, stolen or destroyed Unit and the new Unit shall be in a form approved by the Trustee and shall be entitled to the benefit of this Indenture equally with all other Units to be issued hereunder without preference or priority one over another. The applicant for a substituted Unit shall furnish to the Corporation and to the Trustee such evidence of loss, theft or destruction as shall be satisfactory to them in their discretion (and for such purpose an affidavit of loss shall be sufficient evidence) and may also be required to furnish an indemnity in an amount and form satisfactory to them in their reasonable discretion. The applicant for a new Unit shall pay all expenses incidental to the issuance of such substituted Unit.

Section 3.10

Exchanges of Units

(1)

Units of any denomination may be exchanged for Units of any other authorized denomination or denominations and in the same aggregate number.

(2)

Units may only be exchanged at the principal office of the Trustee in the City of Golden, Colorado. Any Units tendered for exchange shall be surrendered to the Trustee. All Units surrendered for exchange shall be cancelled. The Corporation shall execute and the Trustee shall certify all Units necessary to carry out exchanges as aforesaid.

(3)

In every case of exchange of Units of any denomination for other Units, the Trustee or other registrar of the Units may make a sufficient charge to reimburse it for any stamp tax or other governmental charge required to be paid and payment of the said charges shall be made by the party requesting such exchange as a condition precedent thereto. In addition, the Trustee may charge a reasonable charge for its services for each Unit exchanged and a reasonable charge for every exchange, and payment of the said charges shall be made by the Unitholder requesting such exchange immediately upon request therefor.

ARTICLE IV

CONVERSION OF UNITS

Section 4.01

Conversion Option and Conversion Price

(1)

Subject to and upon compliance with the provisions of this Article IV and applicable laws, and subject to compliance with any applicable restrictions set forth in the legends set forth on the Units, the holder of any Unit shall have the right, at such holder’s option, at any time and from time to time prior to 4:00 p.m. (Vancouver time) on the Business Day immediately preceding the Expiry Date, to convert the Conversion Amount with respect to that Unit into fully paid and non-assessable Common Shares at the Conversion Price then in effect.

(2)

Notwithstanding (1), subject to and upon compliance with the provisions of this Article IV and applicable laws, the Corporation shall have the right, at its option, prior to 4:00 p.m. (Vancouver time) on the earlier of: (a) the fifth Business Day following any Forced Conversion Event and (b) the Expiry Date, to convert the Conversion Amount with respect to that Unit into fully paid and non-assessable Common Shares at the Conversion Price then in effect.  The procedures set forth in Sections 4.02 through 4.11 shall apply to the Conversion Option of the Corporation exercised pursuant this Section 4.01(2)(c), mutatis mutandis, except that Units need not be surrendered to the Trustee.

Section 4.02

Conversion Procedure

(1)

In order to exercise the Conversion Option, the holder of any Unit to be converted shall, within the time specified in Section 4.01(1)(c), surrender such Units to the Trustee at its principal office in Golden, Colorado accompanied by a written notice (which shall be irrevocable) substantially in the form of Schedule “C” attached hereto, duly signed by such holder or his executors, administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Trustee, stating:

(a)

that such holder elects to convert such Units; and

(b)

the names (with addresses) in which the certificates representing the Common Shares issuable upon such conversion are to be registered and, if there is more than one name, the number of shares to be registered in each of such names.

If any of the Common Shares into which such Units are to be converted are to be issued to a Person or Persons other than the holder of such Units, such notice shall be accompanied by payment to the Trustee of any transfer tax which may be payable by reason thereof and an executed form of transfer.  Upon the surrender of the Units accompanied by such written notice:

(c)

the holder of such Units shall have subscribed for the number of Common Shares which such holder shall be entitled to receive on such conversion;

(d)

subject to Section 4.02(2) and (3), the holder of such Units shall have and be deemed to have released the Corporation from all liability with respect to such Units to be converted effective upon such conversion;

(e)

such surrender shall constitute full payment of the Conversion Price for the Common Shares issuable upon such conversion; and

(f)

all Common Shares issued upon exercise of the Conversion Option shall be duly and validly issued as fully paid and non-assessable.

The date of receipt by the Trustee of the Units to be converted and such notice is herein referred to as the “Conversion Date” of such Unit.

(2)

The Trustee shall promptly notify the Corporation and the Transfer Agent of the receipt of a Conversion Notice and within five Business Days of such notification and surrender of any Units to be converted, the Corporation shall, by instruction to the Transfer Agent, issue or cause to be issued to the holder of such Units, or on the written order of such holder, a certificate or certificates in the name or names of the Person or Persons specified in the written notice referred to in Section 4.02(1) for the number of Common Shares deliverable upon the conversion of such Units and provision shall be made in respect of any fraction of a share as provided in Section 4.03.  Upon receipt of the instruction of the Corporation relating to the issuance of Common Shares upon the conversion of Units, the Transfer Agent shall deliver the share certificates set out in such instruction to the Trustee to be delivered to the holder whose Units were surrendered for conversion or the Person designated in the Conversion Notice.  Such conversion shall be deemed to have been effected immediately at 4:00 p.m. (Vancouver time) on the Conversion Date and, at that time, the rights of the holder of such Units as a Unitholder shall cease and the Person or Persons in whose name or names any certificate or certificates for Common Shares shall be deliverable upon such conversion shall be deemed to have become on such date the holder or holders of record of the Common Shares represented thereby; provided, however, that the surrender of a certificate for Units for conversion on any date on which the transfer registers for Common Shares or for the Units shall be closed shall not be effective to constitute the Person or Persons entitled to receive the Common Shares upon such conversion as the holder or holders of record of such Common Shares on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such Common Shares as the holder or holders of record thereof for all purposes at 4:00 p.m. (Vancouver time) on the next succeeding Business Day on which such transfer registers are open.  No payment or adjustment shall be made upon any conversion on account of any dividends on the Common Shares issuable upon conversion.

(3)

Upon surrender to the Trustee of any certificate representing the Units which are to be converted in part only, the holder thereof shall be entitled to receive, without expense to such holder, one or more new certificates representing the unconverted Units evidenced by such certificate.

Section 4.03

No Fractional Shares

Notwithstanding anything herein contained, the Corporation shall in no case be required to issue fractional Common Shares upon the conversion of any Unit.  If any fractional interest in a Common Share would, except for the provisions of this Section 4.03, be deliverable upon the conversion of any Unit, the Corporation shall adjust such fractional interest by payment to the holder of such surrendered Unit of an amount equal (to the nearest cent) to the product of such fractional interest and the Conversion Price in effect on the Conversion Date of such Unit.

Section 4.04

Effect of Conversion

Provided that all Common Shares issuable upon exercise of the conversion right are issued, all Remaining Obligations with respect to the Units so converted will be deemed to have been satisfied in full as at the applicable Conversion Date.  Notwithstanding any provisions of this Indenture to the contrary, provided that the Common Shares issuable upon exercise of the Conversion Option are issued, from and after the Conversion Date, any Remaining Obligations of the Corporation under the Units so converted will cease.

Section 4.05

Adjustment of Conversion Option

(1)

From and after the date hereof, the Conversion Price will be subject to adjustment in the following events and in the following manner:

(a)

if and whenever the Corporation shall:

(i)

subdivide, redivide or change its outstanding Common Shares into a greater number of shares;

(ii)

reduce, combine or consolidate its outstanding Common Shares into a smaller number of shares; or

(iii)

issue to all or substantially all of the holders of the Common Shares, by way of stock distribution, stock dividend or otherwise, Common Shares or securities convertible into Common Shares,

(any of the events described in (i), (ii) and (iii) being referred to as a “Share Reorganization”), the Conversion Price shall be adjusted,

effective immediately after the record date at which the holders of Common Shares are determined for the purposes of the Share Reorganization or, if no record date is fixed, the effective date of the Share Reorganization, by multiplying the Conversion Price in effect on such record or effective date, as the case may be, by a fraction of which:

(A)

the numerator shall be the number of Common Shares outstanding on such record or effective date before giving effect to the Share Reorganization; and

(B)

the denominator shall be the number of Common Shares outstanding after giving effect to such Share Reorganization, including, in the case of a distribution of Convertible Securities, the number of Common Shares that would have been outstanding if such securities had been converted into or exchanged for Common Shares on such record or effective date;

(b)

if and whenever there is a reclassification of the Common Shares or a capital reorganization of the Corporation other than as described in Section 4.05(1õõõõÿ or a consolidation, amalgamation or merger of the Corporation with or into any other body corporate, trust, partnership or other entity, or a sale or conveyance of the Collateral as an entirety or substantially as an entirety to any other body corporate, trust, partnership or other entity (any such event being called a “Capital Reorganization”), any holder who has not exercised its Conversion Option prior to the effective date of such Capital Reorganization, upon the exercise of such right thereafter, shall be entitled to receive and shall accept, in lieu of the number of Common Shares such holder would otherwise be entitled to acquire, the number of shares and warrants or other securities or property of the Corporation or of the body corporate, trust, partnership or other entity resulting from such Capital Reorganization, or to which such sale or conveyance may be made, as the case may be, that such holder would have been entitled to receive on such Capital Reorganization, if, on the record date or the effective date thereof, as the case may be, the holder had been the registered holder of the number of Common Shares sought to be acquired by it.  If necessary, appropriate adjustments shall be made in the application of the provisions set forth in this Section 4.05 with respect to the rights and interests thereafter of the Unitholder to the end that the provisions set forth in this Section 4.05 shall thereafter correspondingly be made applicable as nearly as may be reasonable in relation to any shares or other securities or property thereafter deliverable upon the conversion of the Units;

(c)

if and whenever the Corporation shall issue rights, options or warrants to all or substantially all the holders of the Common Shares pursuant to which those holders are entitled to subscribe for, purchase or otherwise acquire Common Shares, Participating Shares or Convertible Securities within a period of 45 days from the date of issue thereof at a price, or at a conversion price, of less than 95% of the Current Market Price at the record date for such distribution (any such issuance being herein called a “Rights Offering” and Common Shares, Convertible Securities or Participating Shares that may be acquired in exercise of the Rights Offering or upon conversion of the Convertible Securities offered by the Rights Offering being herein called the “Offered Shares”), the Conversion Price shall be adjusted, effective immediately after the record date at which holders of Common Shares are determined for the purposes of the Rights Offering, by multiplying the Conversion Price in effect on such record date by a fraction of which:

(i)

the numerator shall be the sum of:

(A)

the number of Common Shares outstanding on such record date; and

(B)

a number obtained by dividing:

I.

either,

01.

the product of the total number of Offered Shares offered pursuant to the Rights Offering and the price at which such shares are so offered, or

02.

the product of the maximum number of Common Shares into or for which the Offered Shares may be converted or exchanged and the conversion or exchange price of such shares,

as the case may be, by

II.

the Current Market Price of the Common Shares on such record date; and

(ii)

the denominator shall be the sum of:

(A)

the number of Common Shares outstanding on such record date; and

(B)

the number of Offered Shares so offered for subscription or purchase (or, in the case of Convertible Securities, the maximum number of Common Shares for or into which the securities so offered for subscription or purchase may be converted or exchanged).

Any Offered Shares owned by or held for the account of the Corporation or its Affiliates shall be deemed not to be outstanding for the purpose of any computation; if all the rights, options or warrants are not so issued or if all rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be readjusted to the Conversion Price in effect immediately prior to the record date and the Conversion Price shall be further adjusted based upon the number of Offered Shares (or Convertible Securities into Offered Shares) actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after that record date; and

(d)

if and whenever the Corporation shall issue or distribute to all or substantially all the holders of the Common Shares (i) shares of any class other than Common Shares, or (ii) rights, options or warrants other than rights, options or warrants exercisable within 45 days from the date of issue thereof at a price, or at a conversion price, of less than 95% of the Current Market Price at the record date for such distribution, or (iii) evidences of indebtedness, or (iv) any other assets (excluding Cash Dividends Paid in the Ordinary Course) and that issuance or distribution does not constitute a Share Reorganization or a Rights Offering (any of those events being herein called a “Special Distribution”), the Conversion Price shall be adjusted, effective immediately after the record date at which the holders of Common Shares are determined for purposes of the Special Distribution, by multiplying the Conversion Price in effect on such record date by a fraction of which:

(i)

the numerator shall be the difference between:

(A)

the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such date; and

(B)

the fair market value, as determined by the Directors (whose determination shall be conclusive), to the holders of Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or other assets issued or distributed in the Special Distribution, and

(ii)

the denominator shall be the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such date.

Any Common Shares owned by or held for the account of the Corporation or its Affiliates shall be deemed not to be outstanding for the purpose of any such computation.  To the extent that the distribution of shares, rights, options, warrants, evidences of indebtedness or assets if not so made or to the extent that any rights, options or warrants so distributed are not exercised, the Conversion Price shall be readjusted to the Conversion Price that would then be in effect based upon the shares, rights, options, warrants, evidences of indebtedness or assets actually distributed or based upon the number of Common Shares or Convertible Securities actually delivered upon the exercise of the rights, options or warrants, as the case may be, but subject to any other adjustment required hereunder by reason of any event arising after the record date.

Section 4.06

Adjustment Rules

(1)

The adjustments provided for in Section 4.05 in the number of Common Shares and classes of securities which are to be received on the conversion of Units are cumulative and shall apply to successive issues, subdivisions, combinations, consolidations, distributions and any other events that would require an adjustment of the Conversion Price or the number or kind securities issuable hereunder.

(2)

No adjustment in the Conversion Price shall be required unless such adjustment would result in a change of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which, but for the provisions of this Section 4.06(2)(c), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment.

(3)

If and whenever at any time from the Closing Date, the Corporation shall reclassify or otherwise change the outstanding Common Shares, the Conversion Option shall be adjusted effective immediately upon the reclassification becoming effective so that Unitholders who exercise their Conversion Option thereafter shall be entitled to receive Common Shares as they would have received had the Units been converted immediately prior to the effective date, subject to adjustment thereafter in accordance with provisions the same, as nearly as may be possible, as those contained in Section 4.05.

(4)

Notwithstanding the foregoing, no adjustment will be made in respect of an event described in Section 4.05(1)(c) or (d) if the Unitholders are entitled to participate in the event on the same terms, mutatis mutandis, as if they had exercised their Conversion Option immediately before the effective date of or record date for the event, such participation being subject to the prior written consent of any stock exchange upon which the Common Shares are listed for trading.

(5)

No adjustment in the Conversion Price shall be made pursuant to Section 4.05 in respect of the issue from time to time of Common Shares or Convertible Securities to holders of Common Shares who exercise an option to receive substantially equivalent dividends in Common Shares or Convertible Securities in lieu of receiving Cash Dividends Paid in the Ordinary Course in the form of cash payments.

(6)

In the event of any question arising with respect to the adjustments provided in Section 4.05, such question shall conclusively be determined by a firm of chartered accountants or certified public accountants appointed by the Corporation and acceptable to the holder (who may be the Corporation’s Auditors).  Such independent accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the holder.

(7)

As a condition precedent to the taking of any action which would require an adjustment in the Conversion Option, including the number of Common Shares which are to be received upon the exercise thereof, the Corporation shall take any corporate action which may, in the opinion of its Counsel, be necessary in order that the Corporation or a Successor Corporation has unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all the shares which the holders of such Units issued by it are entitled to receive on the full exercise of the Conversion Option in accordance with the provisions hereof.

(8)

At least 21 Business Days before the earlier of the record date (if one is fixed) or the effective date for any event referred to in Section 4.05, that requires or might require an adjustment in the Conversion Option, including the Conversion Price and the number of Common Shares issuable on the exercise of the Conversion Option, the Corporation will give notice to the Trustee and the Unitholders of the particulars of the event and, to the extent determinable, any adjustment required.  If it is not reasonably practicable for the Corporation to give 21 Business Days’ notice as aforesaid, the Corporation will give as much notice as is reasonably practicable in the circumstances.

(9)

The Corporation covenants with the holder that it will not close its transfer books or take any other corporate action which might deprive the holder of the opportunity to exercise its Conversion Option during the period of 21 Business Days after the giving of the notice set forth in Section 4.06(8)(c).

(10)

If and whenever the Corporation shall take any action affecting or relating to the Common Shares, other than any action described in this Article, which in the opinion of the Directors would prejudicially affect the rights of any Unitholders, the Conversion Price and, if required, the Directors shall use reasonable commercial efforts, subject to the approval of any stock exchange(s) on which the Common Shares are listed and posted for trading, to adjust the number of Common Shares issuable upon the exercise of the Conversion Option in such manner as the Directors, acting in good faith, reasonably determine to be equitable in the circumstances to such holders.

Section 4.07

Postponement of Issuance

(1)

In any case where the application of Section 4.05 results in an adjustment to the Conversion Price taking effect immediately after the record or effective date for a specific event, if any Conversion Option is exercised after that record or effective date and prior to completion of the event, the Corporation may postpone the issuance to the holder of the Units of the Common Shares to which he is entitled by reason of the adjustment to the Conversion Price but such Common Shares shall be so issued and delivered to that holder upon completion of that event, with the number of such Common Shares calculated on the basis of the Conversion Price on the Conversion Date adjusted for completion of that event, and the Corporation shall deliver to the Person or Persons in whose name or names the Common Shares are to be issued an appropriate instrument evidencing his or their right to receive such Common Shares.

(2)

Notwithstanding Section 4.07(1), neither the Corporation nor the Trustee shall be required to effect a Conversion for a period of three (3) Business Days immediately preceding any Royalty Record Date.

Section 4.08

Certificate as to Adjustment

The Corporation shall from time to time immediately after the occurrence of any event which requires an adjustment in the Conversion Price or Conversion Option lodge with the Trustee a Certificate of the Corporation specifying the nature of the event requiring the adjustment and the amount of the adjustment necessitated thereby and setting forth, in reasonable detail, the method of calculation and the facts upon which such calculation is based, and the Trustee shall be entitled to rely exclusively on such Certificate.  The Corporation shall forthwith give to the Unitholders notice, in the manner provided in Article X, of such adjustment, specifying the event requiring such adjustment and the Conversion Price after giving effect to such adjustment.  Any Certificate of the Corporation delivered pursuant to this Section 4.08 and the amount of the adjustment specified therein shall, subject to the provisions of Section 4.06(6)(c) and absent manifest error, be conclusive and binding on all parties in interest.

Section 4.09

Cancellation of Units

All Units surrendered for conversion shall be cancelled by the Trustee and no Units shall be issued in substitution therefor, except if all of the Units represented by a certificate surrendered for conversion are not converted, in which case a certificate representing the unconverted Units shall be issued.

Section 4.10

Reservation of Shares

The Corporation shall at all times while any of the Units remain outstanding reserve and keep available out of its authorized and unissued Common Shares, for the purpose of effecting the conversion of the Units, such number of Common Shares as shall from time to time be sufficient to effect the conversion of all Units.  As a condition precedent to the taking of any action which would require an adjustment to the Conversion Price, the Corporation shall take any corporate action which may, in the opinion of Counsel, be necessary in order that the Corporation shall have unissued and reserved in its authorized capital, and may validly and legally issue, the shares to which the Unitholders are entitled on the full exercise of their Conversion Option in accordance with the provisions hereof.

Section 4.11

Governmental Requirements

If any Common Shares of the Corporation, reserved or to be reserved for the purpose of conversion of the Units hereunder, require qualification with or approval of any governmental authority under any federal or provincial law applicable in British Columbia before such Common Shares may be validly issued upon conversion, the Corporation shall take such action as may be necessary to secure such qualification or approval, as the case may be.

ARTICLE V

COVENANTS OF THE CORPORATION

The Corporation hereby covenants and agrees with the Trustee for the benefit of the Trustee and the Unitholders that so long as any Units remaining outstanding:

Section 5.01

To Pay Purchased Royalties

The Corporation will duly and punctually pay or direct to be paid the Purchased Royalties payable on the Units on the dates, at the places, in the moneys, and in the manner provided for under this Indenture.

Section 5.02

To Preserve Status

The Corporation will do or cause to be done all things necessary to preserve and maintain its corporate existence.

Section 5.03

Delivery of Secured Property and Perfection

The Corporation shall effect such registrations and obtain such consents and give such other security, at the sole cost and expense of the Corporation, as may be required or desirable to preserve, protect or perfect the security interests to be created under the Security Agreement with respect to the Collateral.

Section 5.04

No Encumbrances

The Corporation shall not create, assume or suffer to exist any mortgage, pledge, charge, assignment, security interest, hypothec, lien or other encumbrance (other than Permitted Encumbrances), including, without limitation, any agreement to give any of the foregoing or any conditional sale or other title retention agreement, upon all or any part of the Collateral.

Section 5.05

To Carry on Business

Except as herein otherwise expressly provided (which includes a transaction pursuant to Article VIII) the Corporation will itself or through subsidiaries carry on and conduct its business in a proper and efficient manner and in accordance with good business practice.

Section 5.06

Books and Records; Access

(1)

The Corporation shall keep and maintain, or cause to be kept and maintained, at all times accurate and complete books and records relating or pertaining to the Collateral.

(2)

The Trustee may, from time to time, upon a Unitholders’ Request, visit the Corporation’s offices and properties where the Corporation keeps and maintains its books and records relating or pertaining to the Collateral for purposes of conducting an audit of such books and records, and to inspect, copy and audit such books and records, during normal business hours, and, upon five (5) Business Days written notice given by the Trustee to the Corporation, the Corporation will provide the Trustee and any of the Trustee’s agents reasonable access to such books and records.  The Trustee or its agent’s visits to the Corporation’s offices pursuant to this subsection (2) shall occur not more than once per fiscal year; provided, however, that the Trustee may so visit more frequently to the extent that there has occurred an event a reasonably foreseeable consequence of which is a material adverse effect on any of the Collateral and the Trustee’s visit or visits to the Corporation’s offices in connection therewith are for purposes related to such event.

(3)

In the event any audit of the books and records of the Corporation upon a Unitholders’ Request by the Trustee and/or any of the Trustee’s agents reveals that the amounts paid as the Applicable Percentage of Purchased Royalties hereunder for the period of such audit have been understated by more than the greater of $20,000 or 5% of the amounts determined to be due for the period subject to such audit, then the audit costs in respect of such audit shall be borne by the Corporation; and in all other cases, such audit costs shall be borne by the Unitholders.

Section 5.07

Observe and Perform Covenants

The Corporation will perform and carry out all acts or things required to be performed or carried out by it pursuant to this Indenture and notify the Trustee immediately upon becoming aware of an Event of Default.

Section 5.08

No Material Change to the Business

The Corporation will not carry on any business other than the Business and activities incidental thereto.

Section 5.09

Securities Regulatory Requirements

The Corporation will take all reasonable steps and actions and do all such acts and things as may be required to: (1) maintain the listing and posting for trading of the Common Shares on the TSX; (2) maintain its status as a reporting issuer or equivalent in good standing under the applicable securities laws in each of the Provinces of Canada; and (3) it will, at the relevant times and upon exercise of the relevant rights or elections, comply and take all measures necessary to comply at all times with this Indenture, including, without limitation, making application for any order, ruling, registration or filing or give any notice required under applicable securities laws.

Section 5.10

No Dividends

The Corporation shall not declare or make any dividend to the holders of its issued and outstanding Common Shares or securities ranking junior to the Units after the occurrence of an Event of Default or an event which, with solely the passage of time, would be an Event of Default, unless and until such Event of Default or event shall have been cured or waived or shall have ceased to exist.  In addition, the Corporation shall not declare any dividend to the holders of its issued and outstanding Common Shares or securities ranking junior to the Units if at the time the Board of Directors resolves to make the said declaration, the Corporation has actual knowledge that the paying of said dividend on the applicable dividend payment date will result in an Event of Default.

Section 5.11

Trustee’s Remuneration and Expenses

The Corporation covenants with the Trustee that it will pay to the Trustee from time to time reasonable remuneration for its services hereunder and will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in the administration or execution of the trusts hereby created (including the reasonable compensation and the disbursements of its Counsel and all other advisers and assistants not regularly in its employ), both before any default hereunder and thereafter until all duties of the Trustee under the trusts hereof shall be finally and fully performed, except any such expense, disbursement or advance as may arise from the gross negligence, bad faith or wilful misconduct of the Trustee or its officers, directors, employees or agents.  Any amount due under this Section and unpaid 30 days after request for such payment shall bear interest from the expiration of such 30 days at the standard set rate of the Trustee payable on demand.  After default, all amounts so payable and the interest thereon shall be payable out of any funds coming into the possession of the Trustee or its successors in the trusts hereunder in priority to any payment of the Purchased Royalties on the Units.  Such remuneration shall continue to be payable until the trusts hereof shall be finally wound up, whether or not the trusts of this Indenture shall be in course of administration by or under the direction of a court.

Section 5.12

Not to Extend Time for Payment of Purchased Royalties

The Corporation will not, except with the approval of Unitholders expressed by Extraordinary Resolution, directly or indirectly extend or assent to the extension of time for payment of any Purchased Royalties on any Units.

Section 5.13

Notice of Claims

Promptly after receipt by the Corporation of notice of any action, claim, investigation, or proceeding (commenced or threatened) relating to the Collateral or the transactions contemplated by this Indenture or the Security Agreement, the Corporation shall inform the Trustee of the receipt of such notice and the substance of such action, claim, investigation, proceeding, certificate, offer, proposal, correspondence or other written communication and, if in writing shall furnish the Trustee with a copy of such notice and any related materials with respect to such action, claim, investigation, proceeding, certificate, offer, proposal, correspondence or other written communication.

Section 5.14

Restrictive Covenants

(1)

For so long as 25% of the Units originally issued by the Corporation under this Indenture remain outstanding, the prior written consent of holders of at least 66 2/3% of the number of outstanding Units will be required to be provided to the Trustee prior to:

(a)

any action that authorizes, creates or issues indebtedness which upon winding up, dissolution, liquidation, insolvency, receivership, bankruptcy or similar event (collectively, “Liquidation”) has preferences superior to or on a parity with the Units;

(b)

any action that restructures any existing indebtedness having Liquidation preferences senior to or on a parity with the Units;

(c)

any amendment of the Corporation's charter documents or bylaws or entering into any indenture or similar agreement that materially adversely affects the rights of the Units; and

(d)

any action that would have a material adverse effect on or would result in the transfer, assignment or sale of any of the Collateral by the Corporation;

provided, however, that if any proposed action or event would trigger prior approval under clause (1) above, no such prior approval shall be required if the Corporation provides at least twenty (20) days’ advance written notice of such action or event to the Trustee and takes such actions as are necessary and appropriate to provide that upon consummation of any such action or event the Units are paid-in-full as of consummation thereof.

(2)

Notwithstanding the foregoing, no approval shall be required for the Corporation to:

(a)

enter into or amend the terms of a Subject Agreement;

(b)

enter into or amend the terms of any other license, collaboration, joint venture or any other arrangement;

unless such action would materially and adversely affect the Unitholders’ rights to receive the Applicable Percentage of the Purchased Royalties payable to them or the validity of their security interest, in which case the prior written consent of the holders at least 66 2/3% of the number of outstanding Units shall be required to effect such action.

Section 5.15

Trustee May Perform Covenants

If the Corporation shall fail to perform any covenant on its part herein contained, the Trustee, upon awareness of the same, shall notify the Unitholders of such failure or itself may, but need not, perform any of said covenants capable of being performed by it and, if any such covenant requires the payment or expenditure of money, it may make such payment or expenditure with money borrowed by or advanced to it for such purpose, but shall be under no obligation so to do; and all sums so expended or advanced shall be repayable by the Corporation in the manner provided in Section 5.11, but no such performance, expenditure or disbursement by the Trustee shall be deemed to relieve the Corporation of any default hereunder of its continuing obligations and the covenants contained herein.

Section 5.16

Trustee Appointed Attorney

The Corporation hereby irrevocably appoints the Trustee to be the attorney of the Corporation in the name and on behalf of the Corporation to execute and do any deeds, transfers,

conveyances, assignments, assurances and things which the Corporation ought to execute and do, and has not executed or done, under the covenants and provisions contained in this Indenture.

Section 5.17

Annual Certificate of Compliance

The Corporation shall deliver to the Trustee, on the date hereof and each anniversary date thereafter, and at any other reasonable time if the Trustee so requests, a Certificate of the Corporation stating that the Corporation has complied with all covenants, conditions and other requirements contained in this Indenture, non-compliance with which would, with the giving of notice or the lapse of time or both, constitute an Event of Default hereunder or, if such is not the case, giving particulars as to each non-compliance and the action, if any, the Corporation proposes to take with respect thereto.

ARTICLE VI

DEFAULTS AND ENFORCEMENT

Section 6.01

Events of Default

The following events are herein sometimes referred to as “Events of Default”:

(a)

if the Corporation shall default in payment of any Purchased Royalties payable on any Unit when due in accordance with the terms of this Indenture and such default continues for a period of 10 days after written notice is given to the Corporation by the Trustee specifying such default;

(b)

any material representation or warranty of the Corporation made in this Indenture, the Security Agreement or a Purchase Agreement is or was untrue, false or misleading as at the date such agreement became effective or on the Date of Issue;

(c)

if the Corporation shall default in carrying out or observing any other material covenant or condition contained in this Indenture or contained in the Security Agreement (including, without limitation, its obligation to file and maintain all financing statements required to give the Trustee, on the Unitholders’ behalf, a first priority security interest in the Collateral on the terms of this Indenture), and, after notice in writing has been given by the Trustee to the Corporation specifying such default and requiring the Corporation to put an end to the same, the Corporation shall fail to make good such default within a period of 30 days (unless the Trustee shall have received a Unitholders’ Request to extend such period), provided that in the case of any such default which cannot be remedied by payment of money such default shall be deemed not to have occurred if and for so long as the Corporation shall have within such 30-day period, provided to the Trustee a Certificate of the Corporation, in form reasonably satisfactory to the Trustee, supported, where advisable, by an opinion of Counsel, stating that such default has been remedied;

(d)

if the Corporation makes a general assignment for the benefit of its creditors or a proposal or a notice of intention to make a proposal under the Bankruptcy and Insolvency Act or any comparable law, or shall be declared bankrupt, or if any proceedings with respect to the Corporation or its property or assets are commenced under the Companies’ Creditors Arrangement Act, the Bankruptcy and Insolvency Act, the Winding-Up and Restructuring Act or any comparable law and such proceedings shall not have been contested in good faith and dismissed or revoked within a period of 60 days thereafter, or if a receiver, receiver and manager, trustee, interim receiver, custodian, sequestrator, administrator or other Person with similar powers shall be appointed of the Corporation or of all of the Collateral or any part which is a substantial part thereof and such appointment shall not have been contested in good faith and dismissed or revoked within a period of 30 days thereafter;

(e)

if an order shall be made or an effective resolution passed for the winding up, liquidation or dissolution of the Corporation, except in the course of carrying out or pursuant to a transaction which is permitted by Section 8.01;

(f)

if an encumbrancer shall take possession of all the Collateral or any part which is a substantial part thereof, or if a distress or execution or any similar process in respect of an amount in excess of $100,000 shall be levied, filed or registered thereagainst and such Collateral shall be sold thereunder or such distress, execution or similar process remains unsatisfied or unstayed for a period of 30 days following such levying, filing or registration or if a judgment or an order is made by a tribunal of competent jurisdiction restraining the Corporation’s ability to deal with all or any substantial portion of its property and assets;

(g)

the Corporation challenges or threatens to challenge the validity or enforceability of the Security Agreement or the security interests created thereby; or

(h)

if the Corporation ceases or threatens to cease to carry on business.

Section 6.02

Notice of Events of Default

(1)

If an Event of Default shall occur and be continuing, the Trustee shall, within a reasonable time, but not more than five Business Days after the Trustee becomes aware of such event, give notice of such Event of Default to the Unitholders and the Corporation in the manner provided in Article X.

(2)

When notice of the occurrence of an Event of Default has been given under Section 6.02(1)(c) and the Event of Default is thereafter cured, notice that the Event of Default is no longer continuing shall be given by the Trustee to the Unitholders in the manner provided in Section 10.02 within five Business Days after the Trustee becomes aware that the Event of Default has been cured.

Section 6.03

Consequences of an Event of Default

(1)

In case any Event of Default has occurred and is continuing, the Trustee may, in its discretion, and shall upon receipt of a Unitholders’ Request, subject to the provisions of Section 6.04, by notice in writing to the Corporation declare the full amount of the Remaining Royalty Entitlement on all Units then outstanding to be due and payable and the same shall forthwith become immediately due and payable to the Trustee, anything therein or herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Trustee for the benefit of the Unitholders the aggregate Remaining Royalty Entitlement on the Units. Such payment, when made, shall be deemed to have been made in discharge of the Corporation’s obligations hereunder with respect to the Units and any moneys so received by the Trustee shall be applied in the manner provided in Section 6.07.

(2)

Upon the occurrence of an Event of Default, without the necessity of any further act or formality, but subject to applicable law, the security hereby created and created by the Security Agreement shall become enforceable.

(3)

Nothing herein shall be deemed to prevent the Trustee or, subject to Section 6.06, the holder of any Unit from proving claims in any insolvency or winding up proceedings for such amounts in respect of the Units as they may be permitted to claim under the laws applicable to such insolvency or winding up proceedings or from receiving payment of any such amounts.

Section 6.04

Waiver of Default

Upon the happening of any Event of Default:

(a)

the holders of the Units then outstanding may, by Extraordinary Resolution, instruct the Trustee to waive such Event of Default and/or to cancel any declaration made by the Trustee pursuant to Section 6.03 hereof, and the Trustee shall thereupon waive such default and/or cancel such declaration upon such terms and conditions as shall be prescribed in such requisition; and

(b)

the Trustee, so long as it has not been instructed by an Extraordinary Resolution or otherwise has become bound to declare the full amount of the Remaining Royalty Entitlement on the Units then outstanding to be due and payable or to obtain or enforce payment of the same, shall have power to waive any default hereunder if the same shall have been remedied, and in such event to cancel any such declaration previously made by the Trustee in the exercise of its discretion, upon such terms and conditions as to the Trustee may deem advisable, provided that no act or omission either of the Trustee or of the Unitholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent default hereunder or the rights resulting therefrom.

Section 6.05

Enforcement by the Trustee

(1)

Subject to the provisions of Section 6.04 and Section 11.14 and to the provisions of any Extraordinary Resolution that may be passed by the Unitholders, in case the Corporation shall fail to pay to the Trustee, forthwith after the same shall have been declared to be due and payable under Section 6.03 hereof, the aggregate Remaining Royalty Entitlement on the Units then outstanding, together with any other amounts due thereunder, the Trustee may in its discretion and shall upon receipt of a Unitholders’ Request and being indemnified by the Corporation to its reasonable satisfaction against all costs, expenses and liabilities to be incurred and upon receiving such funds as it reasonably considers necessary as security for such indemnity, proceed in its name as Trustee hereunder to obtain or enforce payment of the said Remaining Royalty Entitlement on all the Units then outstanding together with any other amounts due thereunder by such proceedings authorized by this Indenture or by law or equity as the Trustee in such request shall have been directed to take, or if such request contains no such direction, or if the Trustee shall act without such request, then by such proceedings authorized by this Indenture or by suit at law or in equity as the Trustee shall deem expedient.

(2)

The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Units or in any one or more of such capacities, to file such proof of debt, amendment of proof of debt, claim, petition or other document as may be necessary or advisable in order to have the claim of the Trustee and of the holders of the Units allowed in any insolvency, bankruptcy, liquidation or other judicial proceedings relative to the Corporation or its creditors or relative to or affecting its property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Units by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Units with authority to make and file in the respective names of the holders of the Units, subject to deduction from any such claims of the amounts of any claims filed by any of the holders of the Units themselves, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Units as may be necessary or advisable in the opinion of the Trustee, in order to have the respective claims of the Trustee and of the holders of the Units against the Corporation or its property allowed in any such proceeding, and to receive payment of or on account of such claims; provided, however, that nothing contained in this Indenture shall be deemed to give to the Trustee, unless so authorized by Extraordinary Resolution, any right to accept or consent to any plan of reorganization or otherwise by action of any character in such proceeding to waive or change in any way any right of any Unitholder.

(3)

The Trustee shall also have the power at any time and from time to time to institute and to maintain such suits and proceedings as it may be advised shall be necessary or advisable to preserve and protect its interest and the rights of the holders of the Units.

(4)

All rights of action hereunder may be enforced by the Trustee without the possession of any of the Units or the production thereof on the trial or other proceedings relative thereto. Any such suit or proceeding instituted by the Trustee may be brought in the name of the Trustee as trustee of an express trust, and any recovery of judgment shall be for the rateable benefit of the holders of the Units subject to the provisions of this Indenture. In any proceeding brought by the Trustee (and also any proceeding in which a declaratory judgment of a court may be sought as to the interpretation or construction of any provision of this Indenture, to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Units and it shall not be necessary to make any holders of the Units parties to any such proceeding.

(5)

The Corporation shall be liable to the Trustee for all costs incurred by the Trustee in connection with the enforcement of rights under this Indenture.

Section 6.06

Suits by Unitholders

No holder of any Unit shall have any right to institute any action, suit or proceeding at law or in equity for the purpose of enforcing payment of the aggregate Remaining Royalty Entitlement on the Units or for the execution of any trust or power hereunder or for the appointment of a liquidator or receiver or for a receiving order or to have the Corporation wound up or to file or prove a claim in any liquidation or bankruptcy proceeding or for any other remedy hereunder unless (1) such holder shall previously have given to the Trustee written notice of the happening of an Event of Default or a breach of one of the covenants of the Corporation provided for in Article V and such breach shall have continued unremedied for a period of 60 days; and (2) the holders of Units by a Unitholders’ Request to the Trustee have requested the Trustee to take such action (unless such request is subsequently rescinded by instrument in writing signed by the holders of a majority in number of the outstanding Units); and (3) the Corporation, as provided hereunder, has indemnified the Trustee against the costs, expenses and liabilities to be incurred therein or thereby; and (4) the Trustee shall have failed to act within 30 days after such notification, request and offer of indemnity. If any holder of a Unit shall, acting on behalf of himself and all other holders of Units, be entitled to institute any action or proceeding in accordance with this Section 6.06, the Corporation shall, in addition to the other moneys payable hereunder, pay to such holder if such action or proceeding is substantially successful the reasonable costs and expenses incurred in connection therewith.

Section 6.07

Application of Moneys by Trustee

(1)

Except as herein otherwise expressly provided, any moneys received by the Trustee from the Corporation pursuant to the foregoing provisions of this Article, or as a result of legal or other proceedings or from any trustee in bankruptcy or liquidator of the Corporation shall be applied, together with any other moneys in the hands of the Trustee available for such purposes, subject to Section 6.08 as follows:

(a)

first, in payment or in reimbursement to the Trustee of its reasonable compensation, costs, charges, expenses, borrowings, advances or other moneys furnished or provided by or at the instance of the Trustee in or about the execution of its trusts under, or otherwise in relation to, this Indenture;

(b)

second in payment of the aggregate Remaining Royalty Entitlement on the Units then outstanding; and

(c)

third, in payment of the surplus, if any, of such moneys to the Corporation or its assigns.

(2)

For greater certainty, no payment shall be made pursuant to Section 6.07(1)(b) in respect of the Remaining Royalty Entitlement on any Units held, directly or indirectly, by or for the benefit of the Corporation or any of its Affiliates (other than any Unit pledged for value and in good faith to a Person other than the Corporation or any of its Affiliates, but only to the extent of such Person’s interest therein) except subject to the prior payment in full of the aggregate Remaining Royalty Entitlement on the Units which are not so held.

Section 6.08

Distribution of Proceeds

Payments to holders of Units pursuant to Section 6.07(1)(b) shall be made as follows:

(a)

at least 10 Business Days’ notice of every such payment shall be given in the manner provided in Section 10.02 specifying the time when and the place or places where the Units are to be presented and the amount of the payment;

(b)

payment of any Unit shall be made upon presentation thereof at any one of the places specified in such notice and any such Unit thereby paid in full shall be surrendered, otherwise a memorandum of such payment shall be endorsed thereon; but the Trustee may in its discretion dispense with presentation and surrender or endorsement in any special case upon such indemnity being given as it shall deem sufficient; and

(c)

the Trustee shall not be required to make any interim payment to Unitholders until the earlier of (i) the day the moneys in the Trustee’s hands, after reserving therefrom such amount as the Trustee may think necessary to provide for the payments mentioned in Section 6.07(1)(a), exceeds 5% of the Remaining Royalty Entitlement of the Units then outstanding, and (ii) the last Business Day of the calendar month in which the Event of Default occurs.

Section 6.09

Remedies Cumulative

No remedy herein conferred upon or reserved to the Trustee, or upon or to the holders of Units, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or hereafter to exist by law or by statute.

Section 6.10

Judgment Against the Corporation

The Corporation covenants and agrees with the Trustee that, in case of any judicial or other proceeding to enforce the rights of the Unitholders, judgment may be rendered against it in favour of the Unitholders or in favour of the Trustee, as trustee for the Unitholders, for any amount which may remain due in respect of the Units and any other moneys owing hereunder.

Section 6.11

No Waiver

No delay or omission of the Trustee or of the Unitholders to exercise any remedy referred to in Section 6.05 shall impair any such remedy or shall be construed to be a waiver of any Event of Default hereunder or acquiescence therein.

ARTICLE VII

RELEASES, SATISFACTION AND DISCHARGE

Section 7.01

Releases

The Trustee shall, upon receipt of an Extraordinary Resolution from time to time, release any part of the Collateral or any other security either with or without any sufficient consideration therefor, without responsibility therefor and without thereby releasing any other part of the Collateral or any other security or any Person from the security created hereby or by the Security Agreement or from any of the covenants herein or therein contained.  Each and every portion into which the Collateral are or may hereafter be divided does and shall stay charged with the Remaining Obligations.  No Person shall have the right to require the Remaining Obligations to be apportioned and the Trustee shall not be accountable to the Corporation for any moneys except those actually received by the Trustee, on behalf of the Unitholders.

Section 7.02

Expenses

The Corporation shall pay to the Trustee all of the Trustee’s reasonable costs, charges and expenses in connection with the enforcement by any means of any provisions hereof or the exercise of any rights, powers or remedies hereunder, including, without limitation, all such costs, charges and expenses in connection with taking possession, maintaining, completing, preserving, protecting, collecting or realizing upon all or any part of the Collateral.

Section 7.03

Cancellation

All expired Units shall forthwith be delivered to the Trustee and cancelled by it. The Trustee shall prepare and furnish to the Corporation a cancellation certificate in respect of the Units so cancelled.

Section 7.04

Discharge

(1)

Upon proof being given to the reasonable satisfaction of the Trustee of compliance with the following conditions:

(a)

that the Corporation has paid and discharged or provided for the payment and discharge of the entire Remaining Royalty Entitlement on all Units outstanding hereunder in any one or more of the following ways:

(i)

by paying or causing to be paid the aggregate Remaining Royalty Entitlement on the Units outstanding hereunder;

(ii)

by paying to the Trustee, or making provision satisfactory to the Trustee for the payment of, moneys sufficient to pay the aggregate Remaining Royalty Entitlement on the Units outstanding hereunder; and/or

(iii)

by delivering to the Trustee, for cancellation by it, all Units outstanding hereunder;

(b)

that all other moneys (if any) payable hereunder have been paid or satisfied; and

(c)

that all costs, charges and expenses properly incurred by the Trustee in relation to these presents and all interest thereon, the remuneration of the Trustee and any other amount howsoever owing to it hereunder have been paid or provision satisfactory to the Trustee has been made therefor;

the Trustee shall, upon an Order of the Corporation and at the expense of the Corporation, execute and deliver to the Corporation such instruments as shall be requisite to evidence the satisfaction of the obligations of the Corporation under this Indenture and to release the Corporation from its covenants herein contained except those relating to the indemnification of the Trustee.

(2)

After the Remaining Obligations have been repaid in full the Trustee shall return any Collateral in its possession to the Corporation and execute and deliver to the Corporation such instruments as shall be necessary to discharge the Security Agreement.

ARTICLE VIII

SUCCESSOR CORPORATIONS

Section 8.01

Certain Requirements in Respect of Merger, etc.

The Corporation shall not enter into any transaction (whether by way of reorganization, reconstruction, consolidation, amalgamation, merger, transfer, sale, lease or otherwise) whereby all or substantially all the Collateral would become the property of any other Person or, in the case of amalgamation, of the continuing corporation resulting therefrom, unless:

(a)

such other Person is a body corporate (herein called a “Successor Corporation”) incorporated under the laws of Canada or any Province thereof or any state of the United States of America;

(b)

the Successor Corporation executes, prior to or contemporaneously with the consummation of such transaction, such instruments as are satisfactory to the Trustee and, in the opinion of Counsel, are necessary or advisable to evidence the assumption by the Successor Corporation of liability for the due and punctual payment of the Purchased Royalties on the Units and all other moneys payable hereunder and the covenant of the Successor Corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation under this Indenture and that the Units will be valid and binding obligations of the Successor Corporation entitling the holders thereof, as against the Successor Corporation, to all rights of a Unitholder hereunder;

(c)

such transaction shall, to the satisfaction and in the opinion of Counsel, be upon such terms as substantially preserve and do not impair any of the rights and powers of the Trustee or of the Unitholders hereunder; and

(d)

no condition or event shall exist in respect of the Corporation or the Successor Corporation, either at the time of such transaction or immediately thereafter, after giving full effect thereto, which constitutes or would, after the giving of notice or the lapse of time or both, constitute an Event of Default hereunder.

Section 8.02

Vesting of Powers in Successor.

Whenever the conditions of Section 8.01 have been duly observed and performed, the Successor Corporation shall succeed to and be substituted for the Corporation with the same effect as if the Successor Corporation had been named herein as the party of the first part, and the Successor Corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this Indenture in the name of the Corporation or otherwise and any act or proceeding required by any provision of this Indenture to be done or performed by any Directors or officers of the Corporation may be done and performed with like force and effect by the like directors or officers of the Successor Corporation.

ARTICLE IX

MEETINGS OF UNITHOLDERS

Section 9.01

Rights to Convene Meeting

The Trustee may at any time and from time to time and shall on receipt of an Order of the Corporation or a Unitholders’ Request and upon being indemnified to its reasonable satisfaction by the Corporation or by the Unitholders signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Unitholders. In the event of the Trustee failing within 10 days after receipt of any such request and such indemnity to give notice convening a meeting, the Corporation or such Unitholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver, British Columbia or at such other place as may be approved or determined by the Trustee.

Section 9.02

Notice of Meetings

At least 21 days’ notice of any meeting shall be given to the Unitholders in the manner provided in Section 10.02 and a copy thereof shall be sent by prepaid mail to the Trustee unless the meeting has been called by it and to the Corporation unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Article.

Section 9.03

Chairman

The Trustee, or if the Trustee is not willing or able to act as the chairman of the meeting, an individual, who need not be a Unitholder, nominated in writing by Unitholders representing a majority in number of the Units represented thereat, shall be the chairman of the meeting and if no individual is so nominated, or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Unitholders present in person or by proxy shall choose an individual present to be chairman.

Section 9.04

Quorum

At any meeting of the Unitholders a quorum shall consist of Unitholders present in person or by proxy and representing at least 15% in number of the then outstanding Units. If a quorum of the Unitholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Unitholders or pursuant to a Unitholders’ Request, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is not a Business Day in which case it shall be adjourned to the next following Business Day) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Unitholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 15 % of the number of the then outstanding Units.

Section 9.05

Power to Adjourn

The chairman of any meeting at which a quorum of the Unitholders is present may with the consent of the holders of a majority in number of the Units represented thereat adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Section 9.06

Show of Hands

Every question submitted to a meeting shall be decided in the first place by a majority of the votes given on a show of hands. At any such meeting, unless a poll is duly demanded or required as herein provided, a declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact.

Section 9.07

Poll

On any question submitted to a meeting when demanded by the chairman or by one or more Unitholders present, a poll shall be taken in such manner and either at once or after an adjournment, as the chairman shall direct. Questions shall be decided by the votes of the holders of a majority in number of the Units represented at the meeting and voted on the poll.

Section 9.08

Voting

On a show of hands every person who is present and entitled to vote, whether as a Unitholder or as proxy for one or more Unitholders or both, shall have one vote. On a poll each Unitholder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each Unit of which he shall then be the holder. A proxy need not be a Unitholder. In the case of joint registered holders of a Unit, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Units of which they are joint registered holders.  A registered holder shall have the right to cast a portion of the votes to which such holder is entitled in favour of, and a portion against, any question or resolution and may refrain from voting any portion of such votes.

Section 9.09

Regulations

The Trustee, or provided that no Event of Default has occurred and is continuing, the Corporation with the approval of the Trustee, may from time to time make and from time to time vary such regulations as it shall from time to time think fit providing for and governing:

(a)

the voting by proxy by Unitholders and the form of instrument appointing proxies where authorized under such regulations and the manner in which the same shall be executed, and for the production of the authority of any person signing on behalf of the giver of such proxy;

(b)

the deposit of instruments appointing proxies at such place as the Trustee, the Corporation or the Unitholders convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

(c)

the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be mailed or telecopied before the meeting to the Corporation or to the Trustee at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulation so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who shall be recognized at any meeting as the holders of any Units, or as entitled to vote or be present at the meeting in respect thereof, shall be Unitholders and persons whom Unitholders have by instrument in writing duty appointed as their proxies.

Section 9.10

Corporation and Trustee may be Represented

The Corporation and the Trustee, by their respective employees, officers or directors, and the legal advisers of the Corporation and the Trustee, may attend any meeting of the Unitholders, but shall have no vote as such.

Section 9.11

Powers Exercisable by Extraordinary Resolution

In addition to all other powers conferred upon them by any other provisions of this Indenture or by law, a meeting of the Unitholders will have the following powers exercisable from time to time by Extraordinary Resolution, subject to the receipt of necessary regulatory and stock exchange approvals, if any:

(a)

power to agree to any modification, abrogation, alteration, compromise or arrangement of the rights of Unitholders or the Trustee against the Corporation or against its undertaking, property and assets or any part thereof whether such rights arise under this Indenture or the Units or otherwise;

(b)

power to direct or authorize the Trustee to exercise any power, right, remedy or authority given to it by this Indenture or the Units or to refrain from exercising any such power, right, remedy or authority;

(c)

power to waive and direct the Trustee to waive any default on the part of the Corporation in complying with any provision of this Indenture or the Units, and/or to annul and to direct the Trustee to annul any declaration in respect of such default made by the Trustee;

(d)

power to assent to any modification of or change in or omission from the provisions contained herein which will be agreed to by the Corporation and to authorize the Trustee to concur in and execute any deed or instrument supplemental hereto embodying such modification, change or omission;

(e)

power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, and to direct the Trustee to exercise, on behalf of the holders of Units, such of the powers of the holders of Units as are exercisable by special or other resolution as are included in the resolution appointing the committee. The resolution making such appointment may provide for payment of the expenses and disbursements of and compensation of such committee. Such committee will consist of such number of persons as is prescribed in the resolution appointing it and the members need not themselves be holders of Units;

(f)

power at any time to remove the Trustee and to appoint a new Trustee; and

(g)

power to amend, alter or repeal any Extraordinary Resolution previously passed by the holders of Units or by any committee appointed pursuant to clause (e).

Section 9.12

Changes Requiring Unitholder Consent

(1)

Notwithstanding Section 9.11 or Section 12.01, no such supplemental indenture shall be entered into by the Trustee in connection with the following matters, without the consent of each holder:

(a)

to change the Expiry Date of the Units or any Royalty Record Date of any Unit, or change any place of payment, or change the currency in which the Purchased Royalties are payable, or impair the right to institute suit for the enforcement of any such payment on or after the Expiry Date thereof;

(b)

reduce the number of the outstanding Units, the consent of whose holders is required for any such supplemental indenture, or the consent of whose holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 9.04 for quorum or Section 9.06 to Section 9.08 for voting; or

(c)

modify any of the provisions of this Section 9.12 or Section 6.04, except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holders of Units expressed by Extraordinary Resolution.

Section 9.13

Powers Cumulative

It is hereby declared and agreed that any one or more of the powers and/or any combination of the powers in this Indenture stated to be exercisable by the Unitholders by Extraordinary Resolution or otherwise may be exercised from time to time and the exercise of any one or more of such powers or any combination of powers from time to time shall not be deemed to exhaust the rights of the Unitholders to exercise the same or any other such power or combination of powers thereafter from time to time.

Section 9.14

Minutes

Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Unitholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall be deemed to have been duly held and convened, and all resolutions passed thereat or proceedings had thereat, to have been duly passed and had.

Section 9.15

Instruments in Writing

All actions which may be taken and all powers that may be exercised by the Unitholders at a meeting held as hereinbefore in this Article provided may also be taken and exercised by an instrument in writing signed in one or more counterparts by the holders of a majority of the number of all the then outstanding Units.  A holder may sign such an instrument in respect of only some of the Units held by such holder.

Section 9.16

Binding Effect of Resolutions

Every resolution passed in accordance with the provisions of this Article IX at a meeting of Unitholders shall be binding upon all the Unitholders, whether present at or absent from such meeting, and every instrument in writing signed by Unitholders in accordance with Section 9.15 shall be binding upon all the Unitholders, whether signatories thereto or not, and each and every Unitholder and the Trustee (subject to the provisions for its indemnity herein contained) shall be bound to give effect accordingly to every such resolution and instrument in writing.

ARTICLE X

NOTICES

Section 10.01

Notice to Corporation

Except as otherwise provided herein, any notice to the Corporation under the provisions of this Indenture shall be valid and effective if given by:

(i)

personal delivery or registered letter, postage prepaid, addressed to the Corporation to the attention of the Chief Executive Officer at the office of the Corporation at 3650 Wesbrook Mall, Vancouver, BC, V6S 2L2, with a copy to Counsel for the Corporation, Farris, Vaughan, Wills & Murphy LLP, 2500 – 700 West Georgia Street, Vancouver, BC, V7Y 1B3, Attn:  R. Hector MacKay-Dunn, Q.C.  Any notice personally delivered in accordance with the foregoing shall be deemed to have been effectively given on the date of delivery and in the case of delivery by registered letter shall be deemed to have been received on the date five Business Days after the date of mailing; or

(ii)

facsimile, to the attention of the Chief Executive Officer, at (604) 221-9688, with a copy to Counsel for the Corporation, Farris, Vaughan, Wills & Murphy LLP, Attn:  R. Hector MacKay-Dunn, Q.C., at: (604) 661-9349. in which case notice shall be deemed to have been received on the day of sending.

The Corporation may from time to time notify the Trustee in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this Indenture.

Section 10.02

Notice to Unitholders

(1)

Unless herein otherwise expressly provided, any notice to be given hereunder to Unitholders shall be deemed to be validly given if such notice is sent by unregistered surface or air mail, prepaid, addressed to such holders at their respective addresses appearing on the register of holders above mentioned; and if in the case of joint holders of any Unit more than one address appears in the register in respect of such joint holding, such notice shall be addressed only to the first address so appearing.

(2)

Any notice so given by mail shall be deemed to have been given from the date of mailing.  In determining under any provision hereof the date when notice of any meeting or other event must be given, the date of giving the notice shall be included and the date of the meeting or other event shall be excluded when counting the number of days in any period of time. Accidental error or omission in giving notice or accidental failure to mail notice to any Unitholder shall not invalidate any action or proceeding founded thereon.

Section 10.03

Notice to Trustee

Any notice to the Trustee under the provisions of this Indenture shall be valid and effective if given by:

(i)

personal delivery or registered letter, postage prepaid, addressed to the Trustee at Computershare Trust Company, Inc., 350 Indiana Street, Suite 800, Golden, CO  80401, Attention:  John Wahl, Trust Officer and shall be deemed in the case of personal delivery to have been received on the date of delivery and in the case of a registered letter shall be deemed to have been effectively given on the date five Business Days after the date of mailing; and

(ii)

facsimile, to the attention of John Wahl, Trust Office, at (303) 262-0700, in which case notice shall be deemed to have been received on the day of sending.

The Trustee may from time to time notify the Corporation in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Trustee for all purposes of this Indenture.

Section 10.04

Postal Disruption

In the event of a postal disruption, any notice to be given by mailing shall, in the case of notice to the Corporation or the Trustee, be deemed to be validly given if personally delivered to a responsible officer of such party and, in the case of notice to the holders of Units, shall be deemed to be validly given if given in any manner acceptable to the Trustee.

ARTICLE XI

CONCERNING THE TRUSTEE

Section 11.01

Trust Indenture Legislation

(1)

In this Article XI, the expression “Indenture Legislation” means the provisions, if any, of the BCBCA and any other statute of Canada or the United States of America, and of any regulations thereunder, relating to trust indentures and to the rights, duties and obligations of trustees under trust indentures and of corporations issuing obligations of the nature set out in this Indenture under trust indentures, to the extent that such provisions are at the time in force and applicable to this Indenture, the Trustee or the Corporation.

(2)

The Corporation and the Trustee agree that each will at all times in relation to this Indenture and in relation to any action to be taken hereunder observe and comply with and be entitled to the benefits of the Indenture Legislation.

(3)

If and to the extent that any provision of this Indenture limits, qualifies or conflicts with any mandatory requirement of Indenture Legislation, such mandatory requirement shall prevail.

Section 11.02

No Conflict of Interest

The Trustee represents to the Corporation and for the benefit of the Unitholders that at the date of the execution and delivery of this Indenture there exists no material conflict of interest in the role of the Trustee as a fiduciary hereunder and agrees that in the event of a material conflict of interest arising hereafter it will, within 90 days after ascertaining that it has such material conflict of interest, either eliminate the same or resign its trust hereunder.

Section 11.03

Duties of the Trustee

The Trustee shall exercise its powers and duties:

(a)

in good faith and in a commercially reasonable manner;

(b)

with the care, diligence and skill of a reasonably prudent trustee; and

(c)

with a view to the best interests of the Unitholders.

Section 11.04

Reliance Upon Statements

The Trustee will not be in contravention of the provisions of Section 11.03 above if it relies and acts in good faith on statements contained in a certificate, affidavit, opinion or report that complies with the Indenture Legislation or this Indenture.

Section 11.05

Replacement of Trustee

(1)

The Trustee may resign its trust and be discharged from all further duties and liabilities hereunder by giving to the Corporation 60 days’ notice in writing or such shorter notice as the Corporation may accept as sufficient.  In no event shall any resignation or removal of the Trustee become effective until a new Trustee assumes all powers, rights, duties and responsibilities of the Trustee hereunder. In the event of the Trustee resigning or being removed as aforesaid or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Unitholders, by Extraordinary Resolution, shall forthwith appoint a new Trustee; failing such appointment by the Unitholders, the retiring Trustee at the Corporation’s expense or any Unitholder may apply to a Judge of the California Supreme Court on such notice as such Judge may direct, for the appointment of a new Trustee; but any new Trustee so appointed by the Unitholders or by the Court shall be subject to removal as aforesaid by the Unitholders. Any new Trustee appointed under any provision of this Section shall be a corporation authorized to carry on the business of a trust company in a State of the United States. On any new appointment the new Trustee upon execution of a counterpart of this Indenture shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee.

(2)

Any corporation into which the Trustee may be merged or with which it may be consolidated or amalgamated or any corporation resulting from any merger, consolidation or amalgamation to which the Trustee shall be a party or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor Trustee under this Indenture without the execution of any instrument or any further act. Nevertheless, upon the written request of the successor trustee or a Unitholders’ Request, the Trustee ceasing to act if it still exists at law, at the Corporation’s expense, shall execute and deliver an instrument assigning and transferring to such successor Trustee, upon the trusts herein expressed, all the rights, powers and trusts of the Trustee so ceasing to act, and at the Corporation’s expense shall duly assign, transfer and deliver all property and money held by such Trustee to the successor trustee so appointed in its place. Should any deed, conveyance or instrument in writing from the Corporation be required by any new Trustee for more fully and certainly vesting in and confirming to it such estates, properties, rights, powers and trusts, then any and all such deeds, conveyances and instruments in writing shall on request of such new Trustee, be made, executed, acknowledged and delivered by the Corporation.

Section 11.06

Evidence and Authority to the Trustee

(1)

The Corporation shall furnish to the Trustee evidence of compliance with the conditions provided for in this Indenture relating to any action or step required or permitted to be taken by the Corporation or the Trustee under this Indenture or as a result of any obligation imposed under this Indenture, including, without limitation, the issue, certification and delivery of Units hereunder, the release, or the release and substitution of property, rights or interests subject to a security interest constituted by this Indenture, the satisfaction and discharge of this Indenture and the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation forthwith if and when:  (a) such evidence is required by any other Section of this Indenture to be furnished to the Trustee in accordance with the terms of this Section 11.06, or (b) the Trustee, in the exercise of its rights and duties under this Indenture, gives the Corporation written notice requiring it to furnish such evidence in relation to any particular action or obligation specified in such notice. Such evidence shall consist of:

(a)

a Certificate of the Corporation or a statutory declaration made by persons entitled to sign a Certificate of the Corporation stating that any such condition has been complied with in accordance with the terms of this Indenture;

(b)

in the case of any such condition, compliance with which is, by the terms of this Indenture, made subject to review by legal counsel, an opinion of Counsel that such condition has been complied with in accordance with the terms of this Indenture; and

(c)

in the case of any such condition compliance with which is, by the terms of this Indenture, made subject to review or examination by an auditor or chartered accountant or certified public accountant, an opinion or report of the Auditors of the Corporation based on the examinations or enquiries required to be made under the terms of this Indenture, in each case approved by the Trustee, that such condition has been complied with in accordance with the terms of this Indenture.

Whenever such evidence relates to a matter other than the issue, certification and delivery of Units, the release, or the release and substitution of property, rights or interests subject to a security interest constituted by this Indenture, the satisfaction and discharge of this Indenture or the taking of any other action to be taken by the Trustee at the request of or on the application of the Corporation, and except as otherwise specifically provided herein, such evidence may consist of a report or opinion of any lawyer, auditor, accountant, engineer or appraiser or any other person whose qualifications give authority to a statement made by such person, provided that if such report or opinion is furnished by a director, officer or employee of the Corporation it shall be in the form of a Certificate of the Corporation.

(2)

Each statutory declaration, certificate, opinion or report furnished to the Trustee as evidence of compliance with a condition provided for in this Indenture shall include a statement by the person giving the evidence (a) declaring that such person has read and understands the provisions of this Indenture relating to the condition in question, (b) describing the nature and scope of the examination or investigation upon which such person based the statutory declaration, certificate, opinion or report, and (c) declaring that such person has made such examination or investigation as such person believes necessary to enable such person to make the statements or give the opinions contained or expressed therein.

(3)

Except as herein otherwise expressly provided, the Trustee may act on and rely in acting upon any resolution, direction, certificate, statement, instrument, opinion, report, notice, request, consent, order, letter, telegram, facsimile or other document, including, without limitation, any certified resolution, Certificate of the Corporation or Order of the Corporation, reasonably believed by it to be genuine and to have been signed, sent or presented by or on behalf of the proper party or parties.

Section 11.07

Certificate of the Corporation as Evidence

Except as otherwise specifically provided or prescribed by this Indenture, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, the Trustee, if acting in good faith, may act and rely upon a Certificate of the Corporation.

Section 11.08

Experts, Advisers and Agents

The Trustee may:

(a)

in relation to this Indenture act and rely on the opinion or advice of or information obtained from any solicitor, auditor, valuer, engineer, surveyor, or other expert, whether obtained by the Trustee or by the Corporation, or otherwise, and the Corporation shall pay reasonable compensation for all such legal and other advice or assistance as aforesaid; and

(b)

employ such agents and other assistants as it may reasonably require for the proper determination and discharge of its duties hereunder, and the Corporation shall pay reasonable remuneration for all services performed by and for the Trustee in the discharge of the trusts hereof and the Corporation shall also pay for all reasonable disbursements, costs and expenses made or incurred by the Trustee in the discharge of its duties hereunder and in the management of the trusts hereof. Any solicitors employed or consulted by the Trustee may, but need not be, solicitors for the Corporation.

Section 11.09

Trustee May Deal in Securities

Subject to Section 11.02 the Trustee and its Affiliates may buy, sell, lend upon and deal in securities issued by the Corporation and generally contract and enter into financial transactions with the Corporation or otherwise, without being liable to account for any profits made thereby.

Section 11.10

Investment of Funds

(1)

Unless otherwise provided in this Indenture, any moneys held by the Trustee under the trusts of this Indenture or which may be on deposit with the Trustee or which may be held in the Segregated Account may be invested and reinvested in the name or under the control of the Trustee in Permitted Investments.

(2)

Subject to Section 11.03, the Trustee shall not be held liable for any losses incurred in the investment of any funds in Authorized Investments.

Section 11.11

Trustee Not Ordinarily Bound

Except as provided in Section 6.03 and as otherwise specifically provided herein, the Trustee shall not, subject to the provisions of Indenture Legislation, be bound to give notice to any Person of the execution hereof, nor to do, observe or perform or see to the observance or performance by the Corporation of any of the obligations herein imposed upon the Corporation or of the covenants on the part of the Corporation herein contained, nor in any way to supervise or interfere with the conduct of the Corporation’s business, unless the Trustee shall have been required to do so by a Unitholders’ Request or by any Extraordinary Resolution of the Unitholders passed in accordance with the provisions contained in Article IX, and then only upon compliance with Section 11.14.

Section 11.12

Trustee Not Required to Give Security

The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Indenture or otherwise in respect of the premises.

Section 11.13

Trustee Not to be Appointed Receiver

The Trustee and any Person related to the Trustee shall not be appointed a receiver or receiver and manager or liquidator of all or any part of the assets or undertaking of the Corporation.

Section 11.14

Conditions Precedent to the Trustee’s Obligations to Act

(1)

Notwithstanding any other provision in this Indenture, the obligation of the Trustee to commence any act, action or proceeding for the purpose of enforcing or determining its rights or enforcing or determining the obligations of the Corporation hereunder or under the Units shall be conditional upon the Unitholders or the Corporation, as the case may be, furnishing, when required by notice in writing by the Trustee, sufficient funds to commence or continue such act, action or proceeding and security and indemnity reasonably satisfactory to the Trustee to protect and hold harmless the Trustee, its directors, officers, employees or agents against liabilities, claims and demands incurred thereby.

(2)

None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers unless indemnified as aforesaid.

(3)

The Trustee, before commencing or at any time during the continuance of any such act, action or proceeding, may require the Unitholders at whose instance it is acting to deposit with the Trustee the Units held by them for which Units the Trustee shall issue receipts.

Section 11.15

Acceptance of Trust

The Trustee hereby accepts the trusts in this Indenture declared and provided for and agrees to perform the same upon the terms and conditions herein set forth and in trust for the various Persons who shall from time to time be Unitholders, subject to all the terms and conditions herein set forth.

Section 11.16

Indemnity

The Corporation shall indemnify and save harmless the Trustee, its officers, directors, employees and agents from and against all losses, actions, costs, liabilities, claims, demands, fees and disbursements of whatever kind or nature, which may at any time be suffered by, imposed on, incurred by or asserted against the Trustee, its directors, officers, employees or agents howsoever arising from or out of any act, omission or error of the Trustee, its directors, officers, employees or agents made in connection with its acting as Trustee under this Indenture unless arising from gross negligence, bad faith or willful misconduct on the part of the Trustee or its officers, directors, employees or agents.  Notwithstanding any resignation or removal of the Trustee, or discharge of this Indenture, such indemnity shall continue in respect of all actions, omissions or errors of the Trustee, its directors, officers, employees or agents made in connection with its acting as Trustee under this Indenture unless arising from gross negligence, bad faith or willful misconduct on the part of the Trustee or its officers, directors, employees or agents.

Section 11.17

Protection of the Trustee

The Trustee:

(a)

shall not at any time be under any duty or responsibility to any Unitholder to determine whether any facts exist which may require any adjustment contemplated by Section 4.05, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making the same;

(b)

shall not be accountable with respect to the validity or value (or the kind or amount) of any shares or other securities or property which may at any time be issued or delivered upon the exercise of the rights attaching to any Unit;

(c)

shall not be responsible for any failure of the Corporation to make any cash payment or to issue, transfer or deliver Common Shares or certificates for the same, if any, pursuant to the terms of this Indenture;

(d)

shall not incur any liability or responsibility whatever or be in any way responsible for the consequence of any breach on the part of the Corporation of any of the representations, warranties or covenants herein contained or of any acts of the agents or servants of the Corporation;

(e)

shall not incur any liability or responsibility whatever or be in any way responsible for the consequences of any act of negligence or fraud of its agents so long as such agents were employed in good faith;

(f)

shall not incur any liability or responsibility whatever or be in any way responsible for any moneys deposited with any person other than the Trustee; and

(g)

shall not incur any liability or responsibility whatever or be in any way responsible for the consequences of accepting a document as genuine without further inquiry, provided such document is accepted in good faith.

Section 11.18

Third Party Interests

The Corporation hereby represents to the Trustee that any account to be opened by, or interest to held by, the Trustee in connection with this Indenture for or to the credit of the Corporation, either: (i) is not intended to be used by or on behalf of any third party; or (ii) is intended to be used by or on behalf of a third party, in which case the Corporation agrees to complete and execute forthwith a declaration in the Trustee’s prescribed form as to the particulars of such third party.

Section 11.19

Trustee Not Bound to Act.

The Trustee shall retain the right not to act and shall not be liable for refusing to act if, due to a lack of information or for any other reason whatsoever, the Trustee, in its sole judgement, determines that such act might cause it to be in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline.  Further, should the Trustee, in its sole judgement, determine at any time that its acting under this Indenture has resulted in its being in non-compliance with any applicable anti-money laundering or anti-terrorist legislation, regulation or guideline, then it shall have the right to resign on 10 days’ written notice to the Corporation  provided:  (i) that the Trustee’s written notice shall describe the circumstances of such non-compliance; and (ii) that if such circumstances are rectified to the Trustee’s satisfaction within such 10-day period, then such resignation shall not be effective.

Section 11.20

Compliance with Privacy Laws.

The parties acknowledge that federal and/or provincial legislation that addresses the protection of individuals’ personal information (collectively, the “Privacy Laws”) applies to obligations and activities under this Indenture.  Despite any other provision of this Indenture, neither party shall take or direct any action that would contravene, or cause the other to contravene, applicable Privacy Laws.  The Corporation shall, prior to transferring or causing to be transferred personal information to the Trustee, obtain and retain required consents of the relevant individuals to the collection, use and disclosure of their personal information, or shall have determined that such consents either have previously been given upon which the parties can rely or are not required under the Privacy Laws.  The Trustee shall use commercially reasonable efforts to ensure that its services hereunder comply with Privacy Laws. Specifically, the Trustee agrees: (a) to have a designated chief privacy officer; (b) to maintain policies and procedures to protect personal information and to receive and respond to any privacy complaint or inquiry; (c) to use personal information solely for the purposes of providing its services under or ancillary to this Indenture and not to use it for any other purpose except with the consent of or direction from the Corporation or the individual involved; (d) not to sell or otherwise improperly disclose personal information to any third party; and (e) to employ administrative, physical and technological safeguards to reasonably secure and protect personal information against loss, theft, or unauthorized access, use or modification.

Section 11.21

Removal of Trustee and Appointment of New Trustee.

In the event of the Trustee resigning or being removed by the Unitholders by Extraordinary Resolution or being dissolved, becoming bankrupt, going into liquidation or otherwise becoming incapable of acting hereunder, the Corporation must forthwith appoint a new trustee unless a new trustee has already been appointed by the Unitholders; failing such appointment by the Corporation, the retiring Trustee or any Unitholder may apply to a Judge of the California Supreme Court (or any successor thereto) at the Corporation’s expense, on such notice as such Judge may direct, for the appointment of a new trustee; but any new trustee so appointed by the Corporation or by the Court will be subject to removal as aforesaid by the Unitholders.  Any new trustee appointed under any provision of this Section 11.21 must be a corporation authorized to carry on the business of a trust company in a State of the United States.  On any new appointment, the new trustee shall be vested with the same powers, rights, duties and obligations as if it had been originally named herein as Trustee and shall certify that it does not have any material conflict upon becoming the Trustee hereunder.  Upon payment to the retiring Trustee of all amounts owing or due to the retiring Trustee hereunder, the retiring Trustee shall duly assign, transfer and deliver to the new Trustee all property and money held and all records kept by the retiring Trustee.

ARTICLE XII

SUPPLEMENTAL INDENTURES

Section 12.01

Supplemental Indentures

(1)

From time to time the Trustee and the Corporation may, without the consent or concurrence of the Unitholders, and they shall, when required by this Indenture, execute, acknowledge and deliver, by their proper officers, deeds or indentures supplemental hereto, which thereafter shall form part hereof, for any one or more of the following purposes:

(a)

adding to the covenants of the Corporation herein contained for the protection of the holders of the Units and/or providing for additional events of default;

(b)

evidencing the succession of Successor Corporations to the Corporation and the covenants of and obligations assumed by such Successor Corporations in accordance with the provisions of Article VIII;

(c)

giving effect to any Extraordinary Resolution duly approved by the Unitholders;

(d)

adding to or altering the provisions hereof in respect of the registration and transfer of Units, making provision for the issue of Units in forms or denominations other than those herein provided for and for the exchange of Units of different forms and denominations or making any modification in the forms of the Units which in the opinion of Counsel does not affect the substance thereof;

(e)

amending Section 1.01(51) hereof to reflect additions to the list of Subject Agreements;

(f)

making any additions to, deletions from or alterations of the provisions of this Indenture or the Units which, in the opinion of Counsel, are necessary or advisable in order to incorporate, reflect or comply with applicable law;

(g)

correcting or rectifying any ambiguity, defective provision, error or omission herein, provided that, in the opinion of the Trustee as advised by Counsel, the rights of the Trustee and of the Unitholders are not prejudiced thereby; and

(h)

for any other purposes not inconsistent with the provisions of this Indenture, provided that, in the opinion of the Trustee as advised by Counsel, the rights of the Trustee and of the Unitholders are not prejudiced thereby.

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ARTICLE XIII

EXECUTION AND FORMAL DATE

Section 13.01

Execution

This indenture may be simultaneously executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

Section 13.02

Formal Date

This indenture may be referred to as bearing the formal date of May 3, 2006 irrespective of the actual date of execution hereof.

IN WITNESS WHEREOF the parties hereto have executed these presents under the hands of their proper officers in that behalf.

MIGENIX INC.

By:

Name:

Title:

By:

Name:

Title:

COMPUTERSHARE TRUST COMPANY, INC.

By:

Name:

Title:

By:

Name:

Title:

SCHEDULE “A” TO TRUST INDENTURE

FORM OF UNIT

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [THE DATE WHICH IS FOUR MONTHS AND ONE DAY FROM THE ISSUE DATE OF THIS SECURITY].

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS OF STOCK EXCHANGES IN CANADA.

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE COMMON SHARES TO BE ISSUED UPON THEIR CONVERSION HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THESE SECURITIES MAY NOT BE CONVERTED IN THE UNITED STATES BY OR ON BEHALF OF A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE U.S. SECURITIES ACT) OR A PERSON IN THE UNITED STATES UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT.

MIGENIX INC.

ROYALTY CONVERSION UNITS

Certificate No.	CERTIFICATE FOR UNITS OF MIGENIX INC.

FOR VALUE RECEIVED, MIGENIX INC. (the “Corporation”), hereby sells, assigns, transfers and conveys, to  (the “Holder”), pursuant to the terms and conditions of that certain purchase agreement between the Corporation and the Holder, the Applicable Percentage of the Purchased Royalties (as such terms are defined in the trust indenture dated as of May 3, 2006 (the “Indenture”) between the Corporation and Computershare Trust Company, Inc., as trustee (the “Trustee”)), based on the number of Units represented by this certificate, all pursuant to the terms and conditions of the Indenture.

These Units are issued pursuant to the Indenture and any capitalized terms that are not defined herein have the meaning ascribed to them in the Indenture.  The Indenture provides, among other things, for: (a) the conversion of these Units at the option of the Holder into Common Shares in the capital of the Corporation (“Common Shares”); (b) the conversion of these Units at the option of the Corporation into Common Shares; and (c) adjustments to the conversion price at which these Units may be converted into Common Shares upon the occurrence of certain events.

Reference is made to the Indenture for further particulars of the rights of the holders of the Units and of the Corporation and of the Trustee in respect thereof, to the same effect as if all provisions of the Indenture were set forth herein, to all of which provisions the holder of these Units by acceptance hereof assents.

These Units may be transferred, subject to the transfer restrictions set forth in the following paragraph and in the Indenture, at the principal office of the Trustee in the City of Golden, Colorado, by the registered holder or such holder’s attorney duly authorized in writing.

These Units may be transferred by the registered holder hereof:

(a)

to one of its Affiliates (as defined in the Indenture) provided such registered holder provides to the Trustee a declaration in the form required by the Indenture, and

(b)

with the prior written consent of the Corporation, such consent not to be unreasonably withheld,

so long as the requirements of the Securities Act (British Columbia) and any other applicable legislation have been complied with in connection with such transfer.

FOR UNITS ISSUED IN THE UNITED STATES OR TO US PERSONS:

Certificates representing Common Shares issued in the United States or to or for the account or benefit of a U.S. Person or person in the United States upon the exercise of the Conversion Option, and all certificates issued in exchange thereof or in substitution therefore, until such time as it is no longer required under the applicable requirements of the U.S. Securities Act or applicable U.S. state laws and regulations, shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE ISSUER THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) INSIDE THE UNITED STATES IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE UNITED STATES FEDERAL OR STATE SECURITIES LAWS, AFTER PROVIDING AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS OF STOCK EXCHANGES IN CANADA.

This Unit shall not become obligatory for any purpose until certified by or on behalf of the Trustee.

IN WITNESS WHEREOF the Corporation has caused this Unit to be signed by its duly authorized officers as of May 3, 2006.

MIGENIX INC.

By:

By:

Name:

Name:

Title:

Title:

TRUSTEE’S CERTIFICATE

Computershare Trust Company, Inc., as Trustee, certifies that this Unit is one of the Royalty Conversion Units issued under the Indenture within mentioned.

COMPUTERSHARE TRUST COMPANY, INC.

By:

Authorized Signatory

NO WRITING HEREON EXCEPT BY THE REGISTRAR

REGISTRATION PANEL

DATE OF REGISTRY	IN WHOSE NAME REGISTERED	SIGNATURE OF REGISTRAR

(Form of Transfer)

FOR VALUE RECEIVED, the undersigned hereby assign(s) and transfer(s) unto

                                                                 [name of transferee]

                                                                 [address of transferee]

                                                                 [address of transferee]

the within Units, together with the Remaining Royalty Entitlement with respect thereto, and hereby irrevocably constitutes and appoints Computershare Trust Company, Inc. as attorney to transfer the said Units on the register maintained for that purpose with full power of substitution in the premises.

Dated:

Signature guaranteed by:

Signature

Address

NOTE: The signature(s) on this form must be guaranteed as follows:

A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP).  Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program.  The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”.

SCHEDULE “B” TO TRUST INDENTURE

MIGENIX INC.

FORM OF OFFICER’S CERTIFICATE

TO:

Computershare Trust Company, Inc.

Reference is made to the Trust Indenture (the “Indenture”) dated May 3, 2006 between MIGENIX Inc. (the “Corporation”) and Computershare Trust Company, Inc.

, the  of the Corporation and , the  of the Corporation, hereby certify pursuant to Section 2.03(e of the Indenture, for and on behalf of the Corporation and not in our personal capacity that:

1.

we have read and understand the terms and conditions of the Indenture; and

2.

so far as we know, the Corporation is not in default in the performance of any of its covenants herein contained and has complied with the requirements of the Indenture in connection with the issue of the Units;

Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Indenture.

MIGENIX INC.

By:

Name:

Title:

By:

Name:

Title:

SCHEDULE “C” TO TRUST INDENTURE

FORM OF NOTICE OF CONVERSION

To:

MIGENIX INC.

350 Indiana Street, Suite 800

Golden, CO  80401

Attention:  John Wahl, Trust Officer

Note:

All capitalized terms used herein have the meaning ascribed thereto in the Indenture mentioned below, unless otherwise indicated and all references to $ shall be to lawful money of Canada, unless otherwise indicated.

The undersigned registered holder of Units bearing Certificate No. ____ irrevocably elects to convert such Units (or ________________ [number] of such Units*) in accordance with the terms of the Indenture referred to in such Units and tenders herewith the Units, and, if applicable, directs that the Common Shares of MIGENIX Inc. (the “Corporation”) issuable upon a conversion be issued and delivered to the person indicated below. (If Common Shares are to be issued in the name of a person other than the holder, all requisite transfer taxes must be tendered by the undersigned.)

The undersigned hereby certifies that (check as applicable):

it is not in the United States or a U.S. Person and is not converting this Unit for the account of or benefit of a US Person; or

it: (i) was an “institutional accredited investor” (that meets the criteria set forth in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act) (an “Institutional Accredited Investor”) that purchased the Units represented by this Certificate directly from the Corporation for its own account, and (ii) it is converting the Units for its own account, and (iii) it is an Institutional Accredited Investor on the date of conversion of the Units.

it has delivered herewith is an opinion of counsel to the effect that the Common Shares to be issued on the conversion are not required to be registered under the U.S. Securities Act pursuant to an exemption available under the U.S. Securities Act and applicable state securities laws and the undersigned understands and acknowledges that such opinion of counsel must be reasonably satisfactory to the Corporation.

Dated:

(Signature of Registered Holder)

*

If less than the full number of Units, indicate in the space provided the number of Units.

NOTE: The signature(s) on this form must be guaranteed as follows:

A Medallion Signature Guarantee obtained from a member of an acceptable Medallion Signature Guarantee Program (STAMP, SEMP, MSP).  Many commercial banks, savings banks, credit unions, and all broker dealers participate in a Medallion Signature Guarantee Program.  The Guarantor must affix a stamp bearing the actual words “Medallion Guaranteed”.

(Print name in which Common Shares are to be issued, delivered and registered)

Name:

(Address)

(City, Province and Postal/ Zip Code)

Name of guarantor:

Authorized signature:

SCHEDULE “D”

FORM OF CERTIFICATE AND INDEMNITY

To:

Computershare Trust Company, Inc.

With respect to the attached Unit No. _________, for which a form of transfer has been completed as required under the Trust Indenture between MIGENIX Inc. (the “Corporation”) and Computershare Trust Company, Inc. (“the Trustee”) dated May 3, 2006 the undersigned certifies that the proposed transferree of the Unit is a person to whom the holder is permitted to transfer the Unit without the prior written consent of the Corporation as provided in Section 3.01(2 of the Trust Indenture.

The undersigned indemnifies and saves harmless the Trustee, its directors, officers, employees and agents from and against all losses, actions, costs, liabilities, claims, demands, fees and disbursements of whatever kind or nature, which may at any time be suffered by, imposed on, incurred by or asserted against the Trustee, its directors, officers, employees or agents howsoever arising from or out of this declaration being false.

DATED the __________ day of _________________________, 200____

[NAME OF CORPORATION]

By:

Name:

Title:

[If applicable] I have authority to bind the Corporation

Schedule 1.01(51)

LIST OF SUBJECT AGREEMENTS

1.

Collaboration and License Agreement between MIGENIX and Cadence Pharmaceuticals, Inc. (formerly, Strata Pharmaceuticals Inc.) dated July 30, 2004, as amended January 28, 2005.

2.

Exclusive License Agreement between MIGENIX and Cutanea Life Sciences, Inc. dated December 7, 2005, as amended May 3, 2006.